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                                                                 EXHIBIT 10.14

[CB COMMERCIAL INDUSTRIAL REAL ESTATE LEASE LOGO]

                           ARDEN TECHNOLOGIES, INC.

ARTICLE ONE: BASIC TERMS

This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

Section 1.01. DATE OF LEASE:  July 20, 1992 (for identification purposes only)
                              -------------------------------------------------

Section 1.02. LANDLORD:  CB INSTITUTIONAL FUND VI, a California limited
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                          partnership
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Address of Landlord:  533 Freemont Avenue
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                      Los Angeles, California 90071
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Section 1.03. TENANT:  ARDEN TECHNOLOGIES, INC., a Florida corporation
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Address of Tenant:  c/o United Equities Group
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                    93 Lombard Avenue, Suite 115, Winnipeg, Manitoba, Canada
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                    R3B 3BI
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Section 1.04. PROPERTY: (Include street address, approximate square footage and description)Approximately 4,103 square feet of premises known as Building 10, all of Bays G, H, I and a portion of Bay F, Two Prospect Park Business Center, at the Fort Lauderdale Commerce Center, 3403 N.W. 55th Street, Fort Lauderdale, Florida 33309, as more particularly shown and described on Exhibit "D" - Site Plan of Property, which is attached hereto and incorporated herein by specific reference thereto.

Section 1.05. LEASE TERM:  sixty (60) months    BEGINNING ON  October 1, 1992
                           -------------------                -----------------
or such other date as is specified in this Lease, and ENDED ON  September 30,
                                                                ---------------
1997
----

Section 1.06. PERMITTED USES: (See Section 5.01) General office use, use for the assembly of high-tech wireless cable equipment, and any other legal use consented to in writing in advance by Landlord and which is in compliance with applicable zoning regulations and other restrictions of record.

Section 1.07. TENANTS GUARANTOR: (If none, so state)  N/A
                                                      -------------------------

Section 1.08. LANDLORD'S BROKER: (See Article Fourteen)(If none, so state)
CB Commercial Real Estate Group, Inc.
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Section 1.09. TENANT'S BROKER: (If none, so state)  Farbman/Stein Management
Company, Craig Canote
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Section 1.10. COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article Fourteen)
$  N/A (be separate Agreement)
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Section 1.11. INITIAL SECURITY DEPOSIT: (See Paragraphs 3.03 and 13.03(c))
$  2,222.46
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Section 1.12. VEHICLE PARKING SPACES ALLOCATED TO TENANT: (See Multi-Tenant
Facility Lease Rider, if attached)
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                                   Thirteen (13)
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Section 1.13. RENT AND OTHER CHARGES PAYABLE BY TENANT:
  (a)BASE RENT:  TWO THOUSAND TWO HUNDRED TWENTY-TWO AND 46/100THS DOLLARS
                 --------------------------------------------------------------
($2,222.46) per month for the first  TWELVE (12)  months, such amount to be
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increased and to be subject to the provisions regarding abatement of rent as set forth in Exhibit "B" - Rental Rider, which is attached hereto and incorporated herein by specific reference thereto.

  (b)OTHER PERIODIC PAYMENTS: (i) Operating Expenses, as set forth on Exhibit "B" - Rental, which is attached hereto and incorporated herein by specific reference thereto; (ii) Utilities (See Section 4.03); (iii) Maintenance, Repairs and Alterations (See Article Six).

Section 1.14. RIDERS: The following Riders are attached to and made a part of this Lease; (If none, so state) Exhibit "A"-Special Stipulations Rider; Exhibit
                                -----------------------------------------------
"B"-Rental Rider; Exhibit "C"-Multi-Tenant Facility Lease Rider; Exhibit
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"D"-Site Plan of Property
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ARTICLE TWO: LEASE TERM

  Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

  Section 2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first date specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Property is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the first date specified.


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In Section 1.05. above, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the 60-day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the Commencement Date and expiration date of the Lease.

     Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

     Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by one hundred percent (100%).

ARTICLE THREE: BASE RATE
     Section 3.01. TIME AND MANNER OF PAYMENT.

     Section 3.02. COST OF LIVING INCREASES.

     Section 3.03. SECURITY DEPOSIT INCREASES. Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the initial
Base Rent.

     Section 3.04. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, an equitable adjustment shall be made concerning advance rent, any other advance payments made by Tenant to Landlord, and accrued real property taxes, and Landlord shall refund the unused portion of the Security Deposit to Tenant or Tenant's successor.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT
     Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

Section 4.02. REAL PROPERTY TAXES.

     (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property or land upon which the Property is located; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a re-assessment of the Property due to a change in ownership or transfer of all or part of Landlord's interest in the Property; and (v) any charge of fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) JOINT ASSESSMENT.

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     (d) PERSONAL PROPERTY TAXES.

         (i) Tenant shall pay all taxes charged against trade fixtures, furnishing, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

         (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     (e) TENANT'S RIGHT TO CONTEST TAXES.

     Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04. INSURANCE PREMIUMS.

     (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of the Property. The initial amount of such insurance shall be at least $1,000,000. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of Paragraphs 5.04(a),
(b) and (e). Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

     (b) HAZARD AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance, covering loss of or damage to the Property in the full amount of its replacement value. Such policies shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage, earthquake sprinkler leakage, and Inflation
Guard endorsement, and any other perils (except flood and earthquake, unless required by any lender holding a security interest in the Property) which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Property. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. During the Lease Term, Landlord shall also maintain a rental income insurance policy with loss payable to Landlord in an amount equal to one year's Base Rent, estimated real property taxes and insurance premiums. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

     (c) PAYMENT OF PREMIUMS; INSURANCE POLICIES. Subject to Section 4.05 and any Multi-Tenant Facility Lease Rider attached to this Lease, Tenant shall pay all premiums for the insurance policies covering the Property described in Paragraphs 4.04(a) within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other evidence of the amount due. All insurance shall be maintained with companies holding a "General Policyholder's Rating" of B+ or better, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall be liable for the payment of any deductible amount under Landlord's insurance policies.

     Section 4.05. MULTIPLE TENANT BUILDINGS; RULES AND REGULATIONS.

     Section 4.06. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

     Section 4.07. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be


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payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

  Section 4.08. IMPOUNDS FOR INSURANCE PREMIUMS AND REAL PROPERTY TAXES.

ARTICLE FIVE: USE OF PROPERTY

  Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

  Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of tenants of the development of which the Property is part, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, required for Tenant's occupancy of the Property and shall promptly take all substantial and non-substantial actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

  Section 5.03. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

  Section 5.04. INDEMNITY. Tenant shall indemnity Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend Landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's gross negligence or willful misconduct.

  Section 5.05. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties, or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.*

  Section 5.06. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

  Section 6.01. EXISTING CONDITIONS. Except as set forth in any rider requiring Landlord to perform work on the Property prior to the Commencement Date, Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use.

  Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Property is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this
Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

  Section 6.03. TENANT'S OBLIGATIONS.

  (a)

  (b)

* Notwithstanding the foregoing, except upon first obtaining the prior written consent of Tenant, Landlord hereby agrees that it shall not show the Property to prospective tenants, nor shall it place customary "For Lease" signs on the Property, until the final ninety (90) days of the Lease Term.

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         Society of Industrial Realtors,(R) Inc.                ----------------
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     Section 6.04.  LANDLORD'S OBLIGATIONS.

     Section 6.05.  ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Five Thousand Dollars ($5,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any work on the Property. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06 CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Properly to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's properly and shall be surrendered to Landlord upon the termination of the Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Properly. Tenant shall repair, at Tenant's expense, any damage to the Properly caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent; any power wiring or power panels; lighting or lighting fixtures; wall coverings, drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

     Withstanding the foregoing, Tenant shall not be required to remove any alterations, additions or improvements made to the Property by Landlord.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01 PARTIAL DAMAGE TO PROPERTY. Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged, whether or not the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, Landlord shall be required to repair such damage within ninety (90) days after receipt of notice from Tenant of the occurrence of the damage, and this Lease shall remain in full force and effect. Upon such repair by Landlord, Tenant shall pay Landlord the "deductible" amount (if any) under Landlord's insurance policies, and, if the damage was due to an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of repair and any insurance proceeds received by Landlord. Landlord may also elect to repair any damage to Tenant's fixtures, equipment or improvements, but in no event shall Landlord be required to repair any such items. If the damage to the Property occurs during the last six (6) months of the Lease Term, Landlord may elect to terminate this Lease as of the date the damage occurred. In such event, Landlord shall not be obligated to repair or restore the Property and Tenant shall have no right to continue this Lease. Landlord shall notify Tenant of its election within thirty (30) days after receipt of notice of the occurrence of the damage.

     Section 7.02. TOTAL OR SUBSTANTIAL DESTRUCTION. If the Property is totally or substantially destroyed by any cause whatsoever, or if the Property is in a building which is substantially destroyed (even though the Property is not totally or substantially destroyed), this Lease shall terminate as of the date the destruction occurred regardless of whether Landlord receives any insurance
proceeds. However, if the Property can be rebuilt within **   after the date of
destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case, this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after the occurrence of total or substantial destruction. If the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by
Landlord.         ** ninety (90) days.

     Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. However, the reduction shall not exceed the sum of one year's payment of Base Rent, and Operating Expenses. Except for such possible reduction in Base Rent, and Operating Expenses, Tenant shall not be entitled to any compensation, reduction or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.


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     Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

     Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in Section
9.02 below. Landlord shall grant or withhold its consent as provided in Section
9.04 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than 20% of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in a controlling interest of the voting stock of the corporation shall require Landlord's consent.

     Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease.

     Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

         Section 9.04. LANDLORD'S ELECTION. Tenant's request for consent to any transfer described in Section 9.01 above shall be accompanied by a written statement setting forth the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and rent and security deposit payable under any assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right
(a) to withhold consent, if reasonable; (b) to grant consent; or (c) if the transfer is a sublease of the Property or an assignment of this Lease, to terminate this Lease as of the effective date of such sublease or assignment, in which case Landlord may elect to enter into a direct lease with the proposed assignee or subtenant.

     Section 9.05. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant or sublandlord thereunder.

ARTICLE TEN: DEFAULTS; REMEDIES

     Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. DEFAULTS. Tenant shall be in material default under this
Lease:

     (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

     (b) If Tenant fails to pay rent or any other charge required to be paid by Tenant, as and when due;

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

                                                                /s/
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         Reprinted under license                                ------------




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(d)(i) Tenant makes a general assignment of general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subject to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest thereunder, then Landlord shall receive, as Additional Rent, the difference between the rent (or any other consideration) paid in connection with such assignment or sublease and the rent payable by Tenant hereunder.

     Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which had been earned at the time of the termination, (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonable avoided; and (iv) any other amount necessary to compensate Landlord for all of the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses or reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%. If Tenant shall have abandoned the Property, Landlord shall have the option of
(i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder;

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the state in which the Property is located.

     Section 10.04 CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

     Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed or trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed or trust or mortgage whether this Lease is dated prior to subsequent to the date of said ground lease, deed of trust or mortgage or the date of said ground lease, deed or trust or mortgage or the date of recording thereof.

     Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule or law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. Such subordination and attornment documents may contain such provisions as are customarily required by any ground lessor, beneficiary under a deed of trust or mortgagee.

     Section 11.04. ESTOPPEL CERTIFICATES.

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) that the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed or trust or lien to which the Property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any



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prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     (b)  If Tenant does not deliver such statement to Landlord within such ten
(10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to any bona fide potential purchaser or mortgagee of the Property such financial statements necessary to verify the net worth of Tenant as may be reasonably requested in writing by any such party to facilitate the purchase or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.


ARTICLE TWELVE: LEGAL COSTS

     Section 12.01. LEGAL PROCEEDINGS. Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

     Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.


ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons or the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the policies of insurance described herein, Landlord and Tenant shall give notice to the insurance carrier or carriers of the foregoing mutual waiver of subrogation.

     Section 13.03.  LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a)

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord. Landlord shall not be in default under this Lease unless Landlord fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

     (c) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.11 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     Section 13.04. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.05. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include

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         Society of Industrial Realtors,(R) Inc.              ------------------
         Reprinted under license                              /s/
                                                              ------------------

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the other. In any provision relating to the conduct, acts or omissions of
Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.06. INCORPORATION OF PRIOR AGREEMENTS MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.07. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery or attempted delivery in accordance with this Section 13.07. Either party may change its notice address upon written notice to the other party.

     Section 13.08. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.09. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded.

     Section 13.10 BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

     Section 13.11 CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.12. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.13. FORCE MAJEURE. If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

     Section 13.14. EXECUTION OF LEASE. This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. The delivery of this Lease by Landlord to Tenant shall not be deemed to be an offer and shall not be binding upon either party until executed and delivered by both parties.

ARTICLE FOURTEEN; BROKERS

     Section 14.01. BROKER'S FEE. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in a written agreement between Landlord and Landlord's Broker. If there is no such written agreement, Landlord shall pay the sum stated in Section 1.10 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.09 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's Broker.

     Section 14.02. PROTECTION OF BROKERS. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignees shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

     Section 14.03. NO OTHER BROKERS. Tenant represents and warrants to Landlord that the brokers named in Sections 1.08 and 1.09 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

(c) 1984 Southern California Chapter of the            Initials /s/
         Society of Industrial Realtors,(R) Inc.               -----------------
         Reprinted under license
                                                                /s/
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                                   (Net Form)

ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.


     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.

                                      CB Institutional Fund VI,
                                      a California limited partnership

Signed on September 2, 1992           -----------------------------------------
---------------------------
                                      By: CB COMMERCIAL REAL ESTATE GROUP, INC.
                                          a Delaware corporation

at
  -------------------------           -----------------------------------------


Witnesses:                            By: /s/
                                          -------------------------------------

---------------------------           Its:                     VP
                                           ------------------------------------


---------------------------           By:  /s/
                                           ------------------------------------


                                      Its:  Portfolio Manager
                                           ------------------------------------
                                                  "LANDLORD"



Signed on August 31, 1992             ARDEN TECHNOLOGIES, INC.,
---------------------------           a Florida corporation

at           County                   -----------------------------------------
---------------------------


Witnesses:                            By:  /s/
                                           ------------------------------------
---------------------------

---------------------------           Its:  President
                                           ------------------------------------

---------------------------           By:
                                           ------------------------------------


---------------------------           Its:
                                           ------------------------------------
                                                  "TENANT"


CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by CB COMMERCIAL REAL ESTATE GROUP, INC. as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. Those are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

(C) 1984 Southern California Chapter of the
         Society of Industrial Realtors,(c) Inc.
         Reprinted under license

                                      10

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                                  EXHIBIT "A"

                           SPECIAL STIPULATIONS RIDER

      The following Rider is attached to and made a part of that certain Industrial Real Estate Lease dated July 20, 1992 (hereinafter referred to as the "Lease"), by and between CB INSTITUTIONAL FUND VI, a California limited partnership (hereinafter referred to as the "Landlord"), and ARDEN TECHNOLOGIES, INC., a Florida corporation (hereinafter referred to as the "Tenant"), for the lease of premises located in Building 10, all of Bays G, H, I, and J and a portion of Bay F, Two Prospect Park Business Center, at the Fort Lauderdale Commerce Center, 3403 N.W. 55th Street, Fort Lauderdale, Florida 33309, consisting of approximately 4,103 square feet (hereinafter referred to as the "Property").

      1. MORTGAGEE PROTECTION. Tenant agrees to give any mortgagees, security deed holders, and/or trust deed holders (hereinafter being collectively referred to as "Mortgagees"), by certified mail or overnight mail delivery service, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees. Tenant further agrees that if Landlord shall have failed to cure such default within the time period provided for in this Lease, then the Mortgagees shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, and, if within such thirty (30) days any Mortgagees have commenced and are diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), then such Mortgagees shall have such additional time as may be necessary to cure such default, in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

      2. EXCULPATORY LANGUAGE. If Landlord fails to perform its obligations in accordance with any of the provisions of this Lease, Landlord agrees that it shall, to the extent and under the conditions provided for in this Lease, be liable to Tenant on account of any damages caused thereby, but Tenant hereby waives any right to satisfy any such judgment against Landlord except out of Landlord's interest in the building of which the Property is a part, and no other real, personal, or other property of Landlord or of any of the partners comprising Landlord, or of any of the officers, shareholders, directors, partners, or principles of such partners comprising Landlord, shall be subject to levy, attachment, or execution, or shall be otherwise used to satisfy any such judgment. The term "Landlord", as used in this Paragraph, shall mean only the owner or owners at the time in question of the fee title or interest in a ground lease of the Property, and in the event of any transfer of such title or interest, the Landlord as herein named (and in the case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that, any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to the aforesaid, be binding upon Landlord's successors and assigns only during their respective periods of ownership.

      3.  HAZARDOUS SUBSTANCES AND MATERIALS.

      A. Tenant hereby agrees that no activity will be conducted on the Property without the express written consent of Landlord that will produce or otherwise involve the storage, use, maintenance or removal of any pollutants, contaminants, toxic or hazardous waste, or any other controlled or regulated substances or materials (hereinafter referred to collectively as "Hazardous

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Materials"), the removal of which is required or the use of which is restricted, prohibited or subject to penalty pursuant to the terms or provisions of any federal, state or local law or ordinance relating to pollution or protection of the environment, or any rule, order or regulation relating thereto (hereinafter referred to collectively as the "Environmental Laws"). As used herein, the term Hazardous Materials shall mean and include any flammable items, explosives, radioactive materials, hazardous or toxic substances, materials or waste and any related materials, including any substances defined in or included under the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic wastes" as now or hereafter regulated by and defined in any of the Environmental Laws, including, without limitation, petroleum-based products, paints, solvents, lead, cyanide, DDT, acids, pesticides, ammonia compounds and other chemical products, PCBs and similar compounds, and including any different products and materials which are subsequently determined to have adverse effects on the environment or the health and safety of persons.

     B. Tenant hereby agrees that any Hazardous Materials expressly permitted by Landlord to be used, produced or otherwise stored or brought onto the Property by Tenant or its agents, employees, invitees or concessionaires shall be properly used, stored or maintained in a manner consistent and in conformity with all applicable Environmental Laws. In the event of any unauthorized Hazardous Materials are brought onto or found located on the Property, the same shall be immediately removed by Tenant, after first obtaining the written consent of Landlord, and all required disposal and clean-up procedures shall be properly and diligently undertaken by Tenant pursuant to all applicable Environmental Laws. Nothing contained herein, however, shall be construed to imply that Tenant need not obtain Landlord's consent prior to the storage, use, maintenance or removal of Hazardous Materials by Tenant in, on or about the Property. In addition to all other indemnifications provided for in this Lease, Tenant further hereby specifically agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising or resulting from Tenant's failure to comply in all respects with the covenants and agreements contained in this Rider Section 3 or any of the Environmental Laws, or otherwise arising from the presence, storage, release or suspected release of any such Hazardous Materials in or into the air, floor, walls, ceiling, soil, surface water or groundwater at, on, about, under or within the Property or any portion thereof. It is also hereby specifically provided that the foregoing indemnification shall survive the termination or expiration of this Lease.

     4. STATUTORY RADON GAS NOTIFICATION. It is a requirement of Florida law that the following notification be included in all lease agreements executed within the State of Florida:

     "RADON GAS: Radon is a naturally occurring radioactive gas, that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

     5. STATUTORY FLOOD ZONE NOTIFICATION. The Property is located in a "flood zone" as set forth on H.U.D. "Special Flood Zone Area Maps". The law requires that as a condition of obtaining financing on most properties located in "flood zones", banks, savings and loan associations, and some insurance lenders will require that H.U.D. flood insurance be carried where the property or its attachments are security for the loan. This requirement is mandated by the H.U.D. National Flood Insurance Program, which requirement became effective March 1, 1976. The purpose of this program is to provide flood insurance to property owners at a reasonable cost. The program directs the Federal Government to

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                                                                      /s/
                                                                     -----------
subsidize the underwriting of flood insurance through a private insurance company in each state, so that the carrier can provide flood insurance at affordable rates. By working together to encourage protective zoning, the Federal and local governments are trying to encourage building practices that will, in the future, reduce damage caused by flood and mud slides. The extent of coverage available in the area in which the Property is located and the cost of this coverage may vary, and for further information Tenant should consult its insurance carrier to the extent such insurance is required to be maintained by Tenant under the terms of this Lease. No representation or recommendation is hereby made by Landlord or its agents or employees as to the legal effect, interpretation or economic consequences of the National Flood Insurance Program and related legislation, and any questions regarding same should be directed to Tenant's designated insurance carrier.

     6. CONDITION OF PROPERTY AND IMPROVEMENTS. Landlord hereby agrees, at its sole cost and expense, to make and construct certain interior improvements to the Property in accordance with and as shown on those certain Plans and Specifications attached hereto as Exhibit "A-1", and incorporated herein by specific reference thereto (hereinafter referred to collectively as the "Improvements"). The Improvements shall be made, except as otherwise specifically agreed, in accordance with Landlord's usual building standards and shall, except as otherwise specifically provided, be completed generally at such cost, in such manner and utilizing such contractors and quality of materials and workmanship as Landlord shall deem to be commercially reasonable in its sole and absolute discretion with regard to leasehold space of similar type, size, location and use in the Fort Lauderdale, Florida area. Except for the construction of the Improvements as set forth hereinabove, Tenant hereby accepts the Property in its condition as of the date of this Lease, and Landlord is hereby expressly relieved and released from any other duty or obligation to make any repairs, improvements or alterations to the Property prior to the Commencement Date of the Lease Term.

     7. RELATED ENTITIES. Landlord hereby acknowledges that the Property may from time to time be utilized as the corporate main offices of certain Tenant Affiliates and other companies related to Tenant by common ownership of stock or otherwise (hereinafter referred to as the "Related Companies"). Tenant hereby agrees, however, that the terms and provisions of Section 5.04 and other applicable provisions of the Lease shall remain in full force and effect and shall be fully applicable to the use of the Property by such Tenant Affiliates and Related Companies, and that accordingly, Tenant shall be and remain fully liable for any and all of the actions and omissions of such Tenant Affiliates and Related Companies and their respective officers, directors, employees, contractors, agents, invitees, and concessionaires and shall indemnify Landlord against any and all loss, liability, damage, cost or expense incurred as a result thereof in accordance with the express terms of said Section 5.04 and such other applicable provisions of this Lease. Tenant also hereby agrees that Tenant shall, however, continue to occupy the Property and to oversee the activities of such Tenant Affiliates and Related Companies within the Property at all times during the Lease Term, except in the event of a valid assignment of this Lease or a sublease of the Property as provided for in this Lease.

     8.  EARLY TERMINATION.
         A. Notwithstanding anything contained in this Lease to the contrary, and subject to the terms and conditions as set forth hereinbelow, Tenant shall have and is hereby granted the option to terminate this Lease prior to the designated expiration date of the Lease Term as set forth in this Lease (hereinafter referred to as the "Termination Option"). To the extent the Termination Option is validly exercised in accordance with the terms and conditions set forth herein, the Lease Term shall be terminated effective as of the last day of the thirty-sixth (36th) month of the Lease Term

                                                      Initials: /s/
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                                                                /s/
                                                                --------

(hereinafter referred to as the "Early Termination Date"). The Termination Option shall be exercised by Tenant only by delivery of written notice to Landlord at least ninety (90) days prior to the Early Termination Date. If Tenant fails to deliver such written notice to Landlord within such prescribed time period, then the Termination Option shall lapse and expire and shall become null and void and of no further force or effect, and thereafter Tenant shall have no other or further right to terminate the Lease Term prior to the designated expiration date of the Lease Term as set forth in this Lease. In addition, the Termination Option shall be exercisable by Tenant and the Lease Term shall terminate on the Early Termination Date only upon the express condition that at the time of any attempted exercise of the Termination Option by Tenant and at all times prior to the Early Termination Date, Tenant shall not be in default under any of the provisions of the Lease.

          B. In the event that the Termination Option is validly exercised by Tenant in accordance with the terms and provisions set forth herein, then effective as of the Early Termination Date the Lease Term shall terminate and Landlord and Tenant shall be relieved and released from any and all of their respective duties and obligations under the Lease accruing after said Early Termination Date. Tenant shall in such event waive and relinquish all rights to occupancy or entry upon the Property and shall remove all of its equipment, supplies, furnishings and other personal property therefrom, and Tenant shall surrender possession of the Property to Landlord in such condition and shall make such repairs to the Property as may be required under the terms of the Lease. It is also hereby expressly agreed to by Landlord and Tenant that in such event any and all options to extend the Lease Term which have previously been granted to Tenant shall, effective as of the Early Termination Date, be and become null and void and of no further force and effect, and Tenant shall thereafter have no other or further right to extend the Lease Term.

          C. In consideration of Landlord's agreement to allow Tenant to terminate this Lease on the Early Termination Date, Tenant hereby agrees to pay Landlord a fee in the amount of THIRTEEN THOUSAND AND NO/100THS DOLLARS ($13,000.00) (hereinafter referred to as the "Lease Termination Fee"). The Lease Termination Fee shall be payable in full by Tenant on the date Tenant notifies Landlord in writing of its intention to exercise the Termination Option. Notwithstanding anything contained in this Section 8 of Exhibit "A" to the contrary, Landlord and Tenant hereby agree that Tenant's right to exercise the Termination Option is hereby expressly stipulated to be contingent upon delivery and payment of the Lease Termination Fee to Landlord in the manner and at the time as hereinabove set forth. In the event that Tenant, for any reason whatsoever, fails to pay the Lease Termination Fee to Landlord in a timely manner or fails to surrender possession of the Property to Landlord in the manner required hereinabove on the Early Termination Date, then the Termination Option shall, at the option of Landlord, lapse and expire and shall become null and void and of no further force and effect, and thereafter Tenant shall have no other or further right to terminate the Lease Term prior to the designated expiration date of the Lease Term as set forth in this Lease. Landlord and Tenant hereby further agree that the Lease Termination Fee shall be construed and interpreted not as liquidated damages or as a penalty but as a bargained for charge knowingly agreed to as a material consideration for the early termination of this Lease as contemplated hereunder.

     9. RIDER CONSTRUCTION. Except as otherwise herein provided, the terms used herein shall have the same meaning and definition as set forth in the Lease. In addition, in the event of any inconsistency or conflict between the terms and provisions of this Rider and the terms and provisions of the Lease, the terms and provisions of this Rider shall be controlling and shall prevail over and shall supersede any such inconsistent or conflicting terms or provisions contained in the Lease.

                       * * * * * END OF RIDER * * * * *


                                                              Initials: /s/
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                                                                        /s/
                                                                       ---------

                                 Exhibit "A-1"
                            Plans and Specifications

                                  [FLOORPLAN]





                                                      TENANT APPROVAL

                                                      I HAVE REVIEWED THESE
                                                      PLANS AND THEY CONFORM
                                                      TO OUR REQUIREMENTS. I
                                                      UNDERSTAND THAT ANY MOD-
                                                      IFICATIONS TO THESE PLANS
                                                      WILL BE AN ADDITIONAL
                                                      SERVICE.

                                                      ACCEPTED AS IS:      [X]

                                                      ACCEPTED AS NOTED:   [ ]

                                                      UNACCEPTED           [ ]

                            Initials: /s/             SIGNATURE: /s/
                                      ---------                  --------------
                                      /s/
                                      ---------       DATE: 7/20/92
                                                            -------------------

                                  EXHIBIT "B"

                                  RENTAL RIDER

     The following Rider is attached to and made a part of that certain Industrial Real Estate Lease dated July 20, 1992 (hereinafter referred to as the "Lease"), by and between CB INSTITUTIONAL FUND VI, a California limited partnership (hereinafter referred to as the "Landlord"), and ARDEN TECHNOLOGIES, INC., a Florida corporation (hereinafter referred to as the "Tenant"), for the lease of premises located in Building 10, all of Bays G, H, I, and J and a portion of Bay F, Two Prospect Park Business Center, at the Fort Lauderdale Commerce Center, 3403 N.W. 55th Street, Fort Lauderdale, Florida 33309, consisting of approximately 4,103 square feet (hereinafter referred to as the "Property").

     1. BASE RENT. Tenant hereby agrees, pursuant to Section 1.13(a) of the Lease, to pay to Landlord the following amounts as monthly Base Rent for the months of the Lease Term hereafter indicated: TWO THOUSAND TWO HUNDRED TWENTY-TWO AND 46/100THS DOLLARS ($2,222,46) per month for each of the first twelve (12) months of the Lease Term (months 1 through 12), subject to the provisions regarding abatement of rent as set forth hereinbelow; then TWO THOUSAND TWO HUNDRED EIGHTY-NINE AND 13/100THS DOLLARS ($2,289.13) per month for each of the next twelve (12) months of the Lease Term (months 13 through 24); then TWO THOUSAND THREE HUNDRED FIFTY-SEVEN AND 80/100THS DOLLARS ($2,357.80) per month for each of the next twelve (12) months of the Lease Term (months 25 through 36); ten TWO THOUSAND FOUR HUNDRED TWENTY-EIGHT AND 53/100THS DOLLARS ($2,428.53) per month for each of the next twelve (12) months of the Lease Term (months 37 through 48); and then TWO THOUSAND FIVE HUNDRED ONE AND 39/100THS DOLLARS ($2,501.39) per month for each of the final twelve
(12) months of the Lease Term (months 49 through 60).

     2. ABATEMENT OF BASE RENT. If Tenant faithfully performs all of the terms and conditions of this Lease during the Lease Term, Tenant's obligation to pay Base Rent, as provided for in Section 1.13(a) of the Lease and Section 1 of this Exhibit "B"-Rental Rider hereinabove, shall be abated by one-half (1/2) during the first six (6) months of the Lease Term (months 1 through 6); that is, the amount of Base Rent payable by Tenant during the first six (6) months of the Lease Term (months 1 through 6) shall be limited to ONE THOUSAND ONE HUNDRED ELEVEN AND 23/100THS DOLLARS ($1,111.23) per month. Abatement of rent as provided for herein shall apply to payment of Base Rent only and shall not be applicable to payment of any Additional Rent, Operating Expenses (as such term is hereinafter defined) or any other charges, expenses or costs payable by Tenant under this Lease.

     3. RECAPTURE UPON DEFAULT. If Tenant at any time commits a material breach or default under any term or covenant required to be performed by Tenant pursuant to the provisions of this Lease, which breach or default is not cured within any applicable right to cure period provided for in this Lease, Landlord may, in addition to all other rights or remedies it may have, rescind the abatement of rent provided for herein and may thereafter immediately collect from Tenant all of the Base Rent which Landlord would have otherwise been entitled to collect from Tenant pursuant to the terms of the Lease had there been no period of rent abatement. Landlord's failure to rescind the abatement of Base Rent provided for hereunder as a result of any breach or default by Tenant shall not be deemed to constitute a waiver of Landlord's right to so rescind such abatement with regard to any subsequent breach or default by Tenant.

     4. RENT SCHEDULE. The above-referenced monthly payments of Base Rent, exclusive of applicable sales, rental or use taxes as set forth hereinbelow, but inclusive of the provisions regarding abatement of rent as set forth hereinabove, are summarized in the following schedule for convenience:

                                                Initials:  /s/
                                                           --------------------
                                                           /s/
                                                           --------------------

     (a)  Months  1 through  6 ...................... $1,111.23
     (b)  Months  7 through 12 ...................... $2,222.46
     (c)  Months 13 through 24 ...................... $2,289.13
     (d)  Months 25 through 36 ...................... $2,357.80
     (e)  Months 37 through 48 ...................... $2,428.53
     (f)  Months 49 through 60 ...................... $2,501.39

     5. OPERATING EXPENSES. Pursuant to Sections 1.13(b) and 4.01 of the Lease, Tenant hereby agrees to pay to Landlord the following amounts as monthly Operating Expenses (as such term is hereinafter defined) for the months of the Lease Term hereafter indicated: ONE THOUSAND EIGHT AND 65/100THS DOLLARS ($1,008.65) per month for each of the first twelve (12) months of the Lease Term (months 1 through 12); then ONE THOUSAND FIFTY-NINE AND 08/100THS DOLLARS ($1,059.08) per month for each of the next twelve (12) months of the Lease Term (months 13 through 24); then ONE THOUSAND ONE HUNDRED TWELVE AND 03/100THS DOLLARS ($1,112.03) per month for each of the next twelve (12) months of the Lease Term (months 25 through 36); then ONE THOUSAND ONE HUNDRED SIXTY-SEVEN AND 63/100THS DOLLARS ($1,167.63) per month for each of the next twelve (12) months of the Lease Term (months 37 through 48); and then ONE THOUSAND TWO HUNDRED TWENTY-SIX AND 01/100THS DOLLARS ($1,226.01) per month for each of the final twelve (12) months of the Lease Term (months 49 through 60).

     6. OPERATING EXPENSE SCHEDULE. The above-referenced monthly payments of Operating Expenses, exclusive of applicable sales, rental or use taxes as set forth hereinbelow, are summarized in the following schedule for convenience:

     (a)  Months  1 through 12 ...................... $1,008.65
     (b)  Months 13 through 24 ...................... $1,059.08
     (c)  Months 25 through 36 ...................... $1,112.03
     (d)  Months 37 through 48 ...................... $1,167.63
     (e)  Months 49 through 60 ...................... $1,226.01

     7. DEFINITION OF OPERATING EXPENSES. As used herein, the term Operating Expenses shall be deemed to include and be limited to real property taxes, hazard and rental income insurance premiums, maintenance charges pursuant to
Section 6.03 of attached Exhibit "C" - Multi-Tenant Facility Lease Rider, the Common Area costs associated with or incurred in connection with the maintenance and operation of the Common Areas, and the cost of water, sewer service and garbage pickup.

     8. RENTAL TAXES. Notwithstanding anything contained in this Lease to the contrary, and if applicable in the jurisdiction where the Property is located, Tenant hereby agrees to pay to Landlord and be liable for any amount of sales, rental, and use taxes or other similar taxes, if any, which may be levied or imposed upon the payment of rent or other charges or consideration by Tenant by any applicable state, county or municipal government or authority, or by any department or agency thereof, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payments shall be paid concurrently with and shall be in addition to the payment of the rent or other charges or consideration upon which the tax is based as set forth above. The parties hereto hereby stipulate, acknowledge and agree that payments of rent or other consideration under a lease in the county in which the Property is located are subject to a six percent (6.0%) sales tax as of the date of this Lease.

     9. PAYMENT. Upon execution of this Lease, Tenant shall pay to Landlord the amount of the Security Deposit set forth in Section 1.11 of the Lease. In addition, Tenant shall pay to Landlord the sum of THREE THOUSAND FOUR HUNDRED TWENTY-FOUR AND 98/100THS DOLLARS ($3,424.98), such amount representing payment of abated Base Rent for the first (1st) and second (2nd) months of the Lease Term and representing payment of Operating Expenses for the first (1st) month of the Lease Term, and such amount being computed after

                                                     Initials: /s/
                                                               -----------------
                                                               /s/
                                       2                       -----------------
application of the applicable six percent (6.0%) Florida sales tax as set forth hereinabove. On the first day of the third (3rd) month of the Lease Term and on the first day of each succeeding month of the Lease Term thereafter, Tenant shall pay Landlord the amount of the monthly Base Rent, as set forth in Section 1.13(a) of the Lease and this Exhibit "B" - Rental Rider, and on the first day of the second (2nd) month of the Lease Term and on the first day of the second
(2nd) month of the Lease Term and on the first (1st) day of each succeeding month thereafter, Tenant shall pay Landlord the amount of the monthly Operating Expenses, as set forth in Section 1.13(b) of the Lease and this Exhibit "B" - Rental Rider, all such payments of Base Rent and Operating Expenses to be made in advance, and without offset, deduction, prior notice or demand, except as otherwise expressly provided in this Lease. Notwithstanding anything contained in this Lease to the contrary, and until receipt of written notice from Landlord specifying a different address for payment, all amounts payable by Tenant pursuant to the terms and provisions of this Lease shall be made payable to "Florida Commerce Center" and shall be addressed to Landlord c/o Farbman/Stein Management Co., Fort Lauderdale Commerce Center, 3449 N.W. 55th Street, Fort Lauderdale, Florida 33309. The amount of Base Rent payable for any period which is for less than one (1) month shall be equal to a prorated portion of the monthly installment provided for herein, based upon a thirty (30) day month.

     10. RIDER CONSTRUCTION. Except as may be otherwise herein provided, the terms and provisions used in this Rider shall have the same meaning and definition as set forth in the Lease. In addition, in the event of any inconsistency or conflict between the terms and provisions of this Rider and the terms and provisions of the Lease, the terms and provisions of this Rider shall prevail over and shall supersede any such inconsistent or conflicting terms or provisions contained in the Lease.

                        * * * * * END OF RIDER * * * * *

[LOGO]CB      MULTI-TENANT FACILITY
COMMERCIAL    LEASE RIDER

                                  EXHIBIT "C"

     This Rider is attached to and made part of that certain lease dated July 20, 1992 between CB INSTITUTIONAL FUND Vt, a California Limited partnership, as Landlord, and ARDEN TECHNOLOGIES, INC., a Florida corporation, as Tenant, covering the Property commonly known as Building 10, all of Bays G, II, I, and a portion of Bay F, Two Prospect Park Business Center, at the Fort Lauderdale Commerce Center, 3403 N.W. 55th Street, Fort Lauderdale, Florida 33309, consisting of approximately 4,103 square feet (the "Lease"). The terms used in this Rider shall have the same definitions as set forth in the Lease. The provisions of this Rider shall prevail over any inconsistent or conflicting provisions of the Lease.

A.   AMENDMENT TO SECTION 1.04 OF THE LEASE.
     The following is hereby added at the end of Section 1.04 of the Lease:
          "The Property is part of a multi-tenant industrial/commercial real property development of Landlord described in an exhibit attached hereto and Incorporated herein by this reference (the "Project"). The Project includes the land, the buildings and all other Improvements located thereon, and the common areas described in Paragraph 4.05(a) below."

B.   AMENDMENT TO SECTION 4.05 OF THE LEASE.
     Section 4.05 of the Lease is hereby deleted and the following is inserted in its place:

          "4.05 COMMON AREAS; USE, MAINTENANCE AND COSTS."
          (a) COMMON AREAS. As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord may from time to time change the size, location, nature and use of any of the Common Areas, including converting Common Areas into leasable areas, constructing additional parking facilities (including parking structures) in the Common Areas, and increasing or decreasing Common Area land and/or facilities. Tenant acknowledges that such activities may result in occasional inconvenience to Tenant from time to time. Such activities and changes shall be expressly permitted if they do not materially affect Tenant's use of the Property.

          (b) USE OF COMMON AREAS. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's expressed or implied permission to abide by Landlords' rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in and to the Common Areas as, in Landlord's judgment, may be desirable to improve the Project. Tenant shall not, at any time, interfere with the rights of Landlord, other tenants, or any other person entitled to use the Common Areas.

          (c) SPECIFIC PROVISION RE: VEHICLE PARKING. Tenant shall be entitled to use the vehicle parking spaces in the Project allocated to Tenant in
     Section 1.12 of the Lease without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designated for parking. If Tenant parks more vehicles in the parking area than the number set forth in Section 1.12 of the Lease, such conduct shall be a material breach of the Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a reasonable daily charge for each additional vehicle.

          (d) MAINTENANCE OF COMMON AREAS. Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project, in Landlord's sole discretion, as a first class industrial/commercial real property development. Common Area costs include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than Tenants' signs); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and worker's compensation insurance; all rent property taxes and assessments levied on or attributable to the Common Areas and all Common Areas improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; reserves for roof replacement and exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed five percent (5%) of the total of all other Common Area costs for the calendar year). Landlord may cause any or all of such services to be provided by third parties. Common Area costs shall not include depreciation of real property which forms part


(C) 1984 Southern California Chapter of the            Initials /s/
         Society of Industrial Realtors,(R) Inc.                ----------------
         Reprinted under license
                                                                /s/
                                                                ----------------
of the Common Areas.

     (c) TENANT'S SHARE AND PAYMENT.


C. AMENDMENT TO ARTICLE SIX OF LEASE

Sections 6.03 and 6.04 of the Lease are hereby deleted and the following inserted in their place:

     "Section 6.03 LANDLORD'S OBLIGATIONS.

     (a) Except as provided in Article Seven (Damage and Destruction) and Article Eight (Condemnation), Landlord shall keep the following in good order, condition and repair: the foundations, exterior walls and exterior roof of the Property (including painting the exterior walls of the Property not more often than once every five (5) years, if necessary) and all components of electrical, mechanical, plumbing, heating and air conditioning systems and facilities located in the Property which are concealed or used in common by tenants of the building in which the Property is located. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the interior surfaces of exterior walls. Landlord shall have no obligation to make repairs under this Section 6.03 until a reasonable time after receipt of written notice from Tenant for the need for such repairs.*

     (b) Tenant expressly waives the benefit of any statute in effect now or in the future which might give Tenant the right to make repairs at Landlord's expense or to terminate this Lease due to Landlord's failure to keep the Property in good order, condition and repair.

     Section 6.04 TENANT'S OBLIGATIONS.

     (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including, nonstructural, interior, exterior and portions, systems and equipment) in good order, condition and repair. If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired, Tenant shall promptly replace such portion of or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term. If any part of the Property or the Project is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that, at all times during the Lease Term, Tenant shall maintain the portions of the Property, which it is obligated to maintain, in an attractive, first-class and fully operative condition.

     (b) All of Tenant's obligations under this Section 6.04 shall be accomplished at Tenant's solo expense. If Tenant fails to maintain or repair the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand."

ATTACH SITE PLAN OF PROJECT AS AN EXHIBIT. CROSS-HATCH THE PROPERTY LEASED ON
     SUCH EXHIBIT OR ATTACH A SEPARATE EXHIBIT SHOWING THE PROPERTY LEASED.


(c) 1982 Southern California Chapter of the         Initials  /s/
         Society of Industrial Realtors,(R) Inc.            ------------------
         Reprinted under license                             /s/
                                                            ------------------

*Landlord hereby further expressly provides that it shall be solely liable and responsible for the repair and maintenance of the heating, air-conditioning, electrical, plumbing and mechanical systems currently serving the Property, and that the cost of such repair and maintenance is included in Tenant's Operating Expenses as set forth in Exhibit "B" of this Lease.

                                  EXHIBIT "D"

                                   SITE PLAN
                       Two Prospect Park Business Center

                          (Property Indicated in Dark)






                                     [MAP]

             ADDENDUM DESIGNATING COMMENCEMENT AND EXPIRATION DATES

This Addendum is made and entered into this 19th day of November, 1992, by and between CB INSTITUTIONAL FUND VI (hereinafter referred to as "Landlord") and ARDEN TECHNOLOGIES, INC., a Florida Corporation, (hereinafter referred to as "Tenant").

                                  WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Industrial Real Estate Lease dated July 20, 1992 (for identification purposes only) for the lease of premises commonly known as TWO PROSPECT PARK in the Fort Lauderdale Commerce Center, Building 10, 3403 N.W. 55th Street, Forth Lauderdale, Florida 33309 (hereinafter referred to as the "Property"); and

WHEREAS, the parties hereto are desirous of designating the Commencement Date and the expiration or ending date of the initial Lease Term.

NOW, THEREFORE, for and in consideration of the sum of Ten and no/100th's Dollars ($10.00) and other good and valuable consideration in hand received by each party from the other, the receipt, adequacy and sufficiency whereof are hereby acknowledged, the parties hereto hereby agree as follows:

                                       I.

Landlord and Tenant hereby stipulate and agree that the Commencement Date of the initial Lease Term shall, for all purposes of the Lease, be deemed to be November 1, 1992 and that the expiration or ending date of the initial Lease Terms shall be October 31, 1997.

                                      II.

Landlord and Tenant hereby reaffirm and ratify all of their obligations as set forth in the Lease. In the event of any inconsistency or conflict between the terms and provisions of this Addendum and the terms and provisions of the Lease, the terms and provisions of this Addendum shall be controlling and shall supersede and prevail over any inconsistent or conflicting terms or provisions of the Lease. The terms used in this Addendum shall have the same meaning and definition as set forth in the Lease, except as may be otherwise hereinabove provided.


                                                              Initials:  /s/
                                                                        --------
                                                              Initials:  /s/
                                                                        --------

                                      III.

     Upon the execution of this Addendum, it shall be annexed and attached to the Lease and shall form and constitute a part hereof.

     IN WITNESS WHEREOF, the Landlord and Tenant have caused this Agreement to be executed under seal on the dates set forth opposite their respective signatures.

                                           LANDLORD:

                                           CB INSTITUTIONAL FUND VI, a
                                           California Limited Partnership

                                           By: CB COMMERCIAL REAL ESTATE GROUP,
                                           INC., a Delaware Corporation

                                           Its: Sole General Partner

Date:   12/3/92                            By: /s/
     ----------------------                    -------------------------------

                                           Its:              VP
                                               -------------------------------

                                           By: /s/
                                               -------------------------------

                                           Its:      Portfolio Manager
                                               -------------------------------

                                           TENANT:

                                           ARDEN TECHNOLOGIES, INC., a Florida
                                           Corporation

Date:                                      By: /s/
     ----------------------                    -------------------------------

                                           Its:
                                               -------------------------------

                                           By:
                                               -------------------------------

                                           Its:
                                               -------------------------------

             ADDENDUM DESIGNATING COMMENCEMENT AND EXPIRATION DATES

This Addendum is made and entered into this 19th day of November, 1992, by and between CB INSTITUTIONAL FUND VI (hereinafter referred to as "Landlord") and ARDEN TECHNOLOGIES, INC., a Florida Corporation, (hereinafter referred to as "Tenant").

                             W I T N E S S E T H :

WHEREAS, Landlord and Tenant entered into that certain Industrial Real Estate Lease dated July 20, 1992 (for identification purposes only) for the lease of premises commonly known as TWO PROSPECT PARK in the Fort Lauderdale Commerce Center, Building 10, 3403 N.W. 55th Street, Fort Lauderdale, Florida 33309 (hereinafter referred to as the "Property"); and

WHEREAS, the parties hereto are desirous of designating the Commencement Date and the expiration or ending date of the initial Lease Term.

NOW, THEREFORE, for and in consideration of the sum of Ten and no/100th's Dollars ($10.00) and other good and valuable consideration in hand received by each party from the other, the receipt, adequacy and sufficiency whereof are hereby acknowledged, the parties hereto hereby agree as follows:

                                       I.

Landlord and Tenant hereby stipulate and agree that the Commencement Date of the initial Lease Term shall, for all purposes of the Lease, be deemed to be November 1, 1992 and that the expiration or ending date of the initial Lease Terms shall be October 31, 1997.

                                      II.

Landlord and Tenant hereby reaffirm and ratify all of their obligations as set forth in the Lease. In the event of any inconsistency or conflict between the terms and provisions of this Addendum and the terms and provisions of the Lease, the terms and provisions of this Addendum shall be controlling and shall supersede and prevail over any inconsistent or conflicting terms or provisions of the Lease. The terms used in this Addendum shall have the same meaning and definition as set forth in the Lease, except as may be otherwise hereinabove provided.

                                        Initials: /s/
                                                  ----------------------------

                                        Initials: /s/
                                                  ----------------------------

                                     III.


     Upon the execution of this Addendum, it shall be annexed and attached to the Lease and shall form and constitute a part hereof.

     IN WITNESS WHEREOF, the Landlord and Tenant have caused this Agreement to be executed under seal on the dates set forth opposite their respective signatures.


                                   LANDLORD:

                                   CB INSTITUTIONAL FUND VI, a
                                   California Limited Partnership

                                   By: CB COMMERCIAL REAL ESTATE GROUP,
                                   INC., a Delaware Corporation

                                   Its: Sole General Partner


Date: 12/3/92                      By: /s/
      --------------------------       ---------------------------------------


                                   Its:             VP
                                        --------------------------------------


                                   By: /s/
                                       ---------------------------------------


                                   Its:   Portfolio Manager
                                        --------------------------------------


                                   TENANT:

                                   ARDEN TECHNOLOGIES, INC., a Florida
                                   Corporation


Date:                              By: /s/
      --------------------------       ---------------------------------------


                                   Its:  Treasurer
                                        --------------------------------------


                                   By:
                                       ---------------------------------------


                                   Its:
                                        --------------------------------------

                FIRST AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE
                               PARK N' VIEW, INC.

     THIS FIRST AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE (hereinafter referred to as this "First Amendment") dated March 29, 1996 (for identification purposes only), is made and entered into on the day and year last below written by and between CB INSTITUTIONAL FUND VI, a California Limited Partnership (hereinafter referred to as the "Landlord"), and PARK N' VIEW, INC., A Delaware corporation lawfully qualified to transact business within the State of Florida (hereinafter referred to as the "Tenant").

                             W I T N E S S E T H :

     WHEREAS, Landlord and ARDEN TECHNOLOGIES, INC., a Florida corporation (hereinafter referred to as the "Assignor"), entered into that certain Industrial Real Estate Lease dated July 20, 1992 (hereinafter referred to as the "Lease"); and

     WHEREAS, Landlord, Tenant and Assignor entered into that certain Assignment of Lease dated October 16, 1995 (hereinafter referred to as the "Assignment Agreement"), which, by its terms, provides for the assignment of all of Assignor's right, title and interest in the Lease to Tenant; and

     WHEREAS, pursuant to the terms and provisions of the Lease, as assigned pursuant to the Assignment Agreement, Tenant is currently leasing and occupying approximately 4,103 rentable square feet of space located in and being commonly known and identified as Building 10, all of Bays G, H, and I, and a portion of Bay F, Two Prospect Park Business Center, within the Fort Lauderdale Commerce Center, 3403 N.W. 55th Street, Fort Lauderdale, Florida 33309 (hereinafter referred to as the "Existing Property"), the Existing Property being further shown and identified on Exhibit "A" - Site Plan, which is attached hereto and incorporated herein by specific reference thereto; and

     WHEREAS, the Lease Term with respect to the Existing Property is for an original period of sixty (60) consecutive months (hereinafter referred to as the "Existing Property Original Lease Term") and is presently scheduled to terminate and expire on October 31, 1997 (hereinafter referred to as the "Existing Property Scheduled Expiration Date"); and

     WHEREAS, Landlord and Tenant are desirous of expanding the total leasehold space of Tenant so that Tenant leases from Landlord an additional 7,544 rentable square feet of space located in and being commonly known and identified as Building 10, all of Bays A, B, C, D and E and a portion of Bay F, Two Prospect Park Business Center, within the Fort Lauderdale Commerce Center, 3405 N.W. 55th Street, Fort Lauderdale, Florida 33309 (hereinafter referred to as the "Expansion Property"), the Expansion Property being further identified on attached Exhibit "A" - Site Plan; and

     WHEREAS, the Existing Property and the Expansion Property shall be hereinafter referred to collectively as the "Total Property"; and

     WHEREAS, Tenant is desirous of retaining and continuing to lease the Existing Property from Landlord pursuant to all of the terms and provisions of the Lease, for the remaining period of the Existing Property Original Lease Term; and

     WHEREAS, immediately upon the substantial completion of the Landlord's Improvements (as such term is hereinafter defined) with respect to the Expansion Property, Landlord is desirous of leasing the Expansion Property to Tenant and Tenant is desirous of leasing the Expansion Property from Landlord, for a period which shall commence on the date of such substantial completion and which shall expire and terminate approximately


                                          Initials: /s/
                                                    --------------------------
                                                    /s/
                                       1            --------------------------
sixty (60) months thereafter (hereinafter referred to as the "Expansion Property Lease Term"); and

     WHEREAS, immediately following the Existing Property Scheduled Expiration Date, Landlord is desirous of extending the Lease Term with respect to the lease of the Existing Property for a period commencing on the day following the Existing Property Scheduled Expiration Date and expiring conterminously with the Expansion Property Lease Term (hereinafter referred to as the "Existing Property First Extension Term"); and

     WHEREAS, Landlord and Tenant are desirous of entering into this First Amendment for the purpose of formalizing and memorializing the foregoing intentions of the parties regarding the expansion of Tenant's total leasehold space and the extension of the Lease Term as hereinabove described, and for the purpose of setting forth additional terms and provisions relating thereto.

     NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100THS DOLLARS ($10.00), the mutual covenants and premises herein contained and other good and valuable consideration in hand received by each party from the other, the receipt, adequacy and efficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

                                       1.
                            EXPANSION EFFECTIVE DATE

     For all purposes hereunder, the term "Expansion Effective Date" shall be deemed to mean the date upon which the Landlord's Improvements with respect to the Expansion Property are substantially completed and possession of the Expansion Property is tendered to Tenant. Landlord and Tenant hereby stipulate and agree that, commencing with the Expansion Effective Date, the Total Property leased by Tenant hereunder shall consist of a total of approximately 11,647 rentable square feet.

                                       2.
                       AGREEMENT TO LEASE TOTAL PROPERTY

A. Pursuant to the terms and provisions of the Lease, Tenant hereby acknowledges its existing obligation to lease the Existing Property from Landlord, and Landlord hereby acknowledges its existing obligation to lease the Existing Property to Tenant, for the remaining period of the Existing Property Original Lease Term, up to and including the Existing Property Scheduled Expiration Date.

B. In addition, commencing on the Expansion Effective Date, Landlord hereby agrees to lease the Expansion Property to Tenant and Tenant hereby agrees to lease the Expansion Property from Landlord for the entire period of the Expansion Property Lease Term, as described hereinbelow, subject to all of the terms and conditions set forth in the Lease, as amended and modified by this First Amendment.

C. Finally, Tenant hereby agrees to lease the Existing Property from Landlord and Landlord hereby agrees to lease the Existing Property to Tenant for the period of the Existing Property First Extension Term, as described hereinbelow, subject to all of the terms and conditions set forth in the Lease, as amended and modified by this First Amendment.

D. Upon completion of the Landlord's Improvements with respect to the Expansion Property and delivery of possession of the Expansion Property to Tenant, Landlord and Tenant agree to execute and deliver an Addendum to the Lease which shall be prepared in a form reasonably acceptable to both Landlord and Tenant and which shall set forth and conclusively establish the commencement and expiration dates of the Expansion Property Lease Term and the Existing Property First Extension Term.


                                                   Initials: /s/
                                                             ------------------
                                                             /s/
                                                             ------------------

                                       3.
                      TERM OF LEASE OF EXPANSION PROPERTY

     Landlord and Tenant hereby covenant and agree that Tenant's lease of the Expansion Property as provided for in this Agreement shall commence on the Expansion Effective Date and shall end and terminate on the day which is the last day of the month which is exactly sixty (60) consecutive months thereafter (such period being defined hereinabove as the Expansion Property Lease Term).


                                       4.
                TERM OF EXTENSION OF LEASE OF EXISTING PROPERTY

     Landlord and Tenant hereby further covenant and agree that the Lease Term as it relates to the lease of the Existing Property shall be and hereby is extended for a period beyond the Existing Property Scheduled Expiration Date equal to the number of months by which sixty (60) months exceeds the number of full months which shall elapse between the Expansion Effective Date and the Existing Property Scheduled Expiration Date (such period being defined hereinabove as the Existing Property First Extension Term). In this regard, Landlord and Tenant hereby further stipulate and agree that the Existing Property First Extension Term shall commence on November 1, 1997, which is the day immediately following the Existing Property Scheduled Expiration Date, and that the Existing Property First Extension Term shall terminate and expire conterminously with the Expansion Property Lease Term on the last day of the month which is exactly sixty (60) months following the Expansion Effective Date (hereinafter referred to as the "Total Property Scheduled Expiration Date").


                                       5.
                                   BASE RENT

A. Tenant hereby acknowledges its continuing obligation to pay Landlord Base Rent with respect to the lease of the Existing Property during the period of the Existing Property Original Lease Term remaining following the date of this First Amendment, in the amounts as set forth and provided for in Exhibit "B" of the Lease.

B. Tenant further hereby agrees to pay Landlord, and Landlord hereby agrees to accept as monthly Base Rent for the lease of the Expansion Property during the period of the Expansion Property Lease Term, the following amounts for the months of the Expansion Property Lease Term hereafter indicated: TWO THOUSAND TWO HUNDRED AND 33/100THS DOLLARS ($2,200.33) per month during each of the first twelve (12) months of the Expansion Property Lease Term (months 1 through
12); then TWO THOUSAND THREE HUNDRED TEN AND 35/100THS DOLLARS ($2,310.35) per month during each of the next twelve (12) months of the Expansion Property Lease Term (months 13 through 24); then TWO THOUSAND FOUR HUNDRED TWENTY-FIVE AND 87/100THS DOLLARS ($2,425.87) per month during each of the next twelve (12) months of the Expansion Property Lease Term (months 25 through 36); then TWO THOUSAND FIVE HUNDRED FORTY-SEVEN AND 16/100THS DOLLARS ($2,547.16) per month during each of the next twelve (12) months of the Expansion Property Lease Term (months 37 through 48); and then TWO THOUSAND SIX HUNDRED SEVENTY-FOUR AND 52/100THS DOLLARS ($2,674.52) per month during each of the final twelve (12) months of the Expansion Property Lease Term (months 49 through 60).

C. Tenant further hereby agrees to pay Landlord and Landlord hereby agrees to accept as monthly Base Rent for the Lease of the Existing Property during the period of the Existing Property First Extension Term, the following amounts for the months of the Existing Property First Extension Term hereafter indicated:
TWO THOUSAND TWO HUNDRED TWENTY-TWO AND 46/100THS DOLLARS ($2,222.46) per month during each of the first twelve (12) months of the Existing Property First Extension Term (months 1 through 12); then TWO THOUSAND THREE HUNDRED THIRTY-THREE AND

                                                           Initials:  /s/
                                                                     ----------
                                                                      /s/
                                                                     ----------
                                       3

                                      4A.
                               EARLY TERMINATION

     A. Notwithstanding anything contained in this First Amendment to the contrary, Landlord hereby agrees that Tenant shall be provided with the right (hereinafter referred to as the "Early Termination Right") to cancel and terminate Tenant's lease of the Total Property upon the expiration of the thirty-sixth (36th) full month following the Expansion Effective Date (hereinafter referred to as the "Early Termination Date"). The Early
Termination Right shall be exercised by Tenant only by delivery of written notice to Landlord at least ninety (90) days prior to the Early Termination Date (hereinafter referred to as the "Termination Notice"). In addition, the effectiveness of the exercise of the Early Termination Right by Tenant shall be contingent upon the delivery to Landlord, simultaneously with the Termination Notice, of an amount computed as set forth hereinbelow (hereinafter referred to as the "Termination Fee"). The Termination Fee shall be computed by adding the total cost of the Landlord's Improvement (as such term is hereinafter described) to the amount of the total brokerage fees and commissions which have been paid to the Broker (as such term is hereinafter defined) in connection with this lease extension and expansion transaction and by multiplying such total sum by a fraction, the numerator of which is twenty-four (24) and the denominator of which is sixty (60).

     B. If the Termination Notice is given in a timely manner and if the Termination Fee is fully paid as hereinabove provided, then, effective upon the Early Termination Date, Landlord and Tenant shall be relieved of and released from any and all of their respective duties, responsibilities and obligations under the Lease accruing after said Early Termination Date, and Tenant shall on such date waive and relinquish all rights to occupancy, entry and possession of the Total Property, shall vacate the Total Property and remove all of its equipment, supplies, furnishings and other personal property therefrom, and shall forthwith surrender, deliver and return possession of the Total Property to Landlord. However, in the event that Tenant fails to deliver the Termination Notice to Landlord at least ninety (90) days prior to the Early Termination Date or, in the event Tenant fails to deliver the Termination Fee to Landlord at the time and in the manner as hereinabove required, then the Early Termination Right shall become null and void and of no further force or effect, and Tenant shall thereafter have no further right or option to terminate Tenant's lease of the Total Property prior to the Total Property Scheduled Expiration Date.

                                       Initials: /s/
                                                 ------------------------------
                                                 /s/
                                                 ------------------------------


                                       3A

58/100THS DOLLARS ($2,333.58) per month during each of the next twelve (12) months of the Existing Property First Extension Term (months 13 through 24); then TWO THOUSAND FOUR HUNDRED FIFTY AND 26/100THS DOLLARS ($2,450.26) per month during each of the next twelve (12) months of the Existing Property First Extension Term (months 25 through 36); and then TWO THOUSAND FIVE HUNDRED SEVENTY-TWO AND 77/100THS DOLLARS ($2,572.77) per month during each of the final months of the Existing Property First Extension Term (months 37 through the Total Property Scheduled Expiration Date; the number of such months to be hereafter ascertained).

                                       6.
                         SCHEDULE OF BASE RENT PAYMENTS

A. The above-referenced payments of monthly Base Rent with respect to the lease of the Expansion Property during the period of the Expansion Property Lease Term, exclusive of any applicable Florida sales, rental or use taxes as set forth hereinbelow, are summarized in the following schedule for convenience:

                               Expansion Property

                         Expansion Property Lease Term

     (a)  Months 1 through 12................................$2,200.33 per month
     (b)  Months 13 through 24...............................$2,310.35 per month
     (c)  Months 25 through 36...............................$2,425.87 per month
     (e)  Months 37 through 48...............................$2,547.16 per month
     (f)  Months 49 through 60...............................$2,674.52 per month

B. The above-referenced payments of monthly Base Rent with respect to the lease of the Existing Property during the remaining period of the Existing Property Original Lease Term and during the period of the Existing Property First Extension Term, exclusive of any applicable Florida sales, rental or use taxes as set forth hereinbelow, are summarized in the following schedule for convenience:

                               Existing Property

                   (1) Original Lease Term (Remaining Period)

     (a)  Months 42 through 48 (04/01/96 - 10/31/96).........$2,428.52 per month
     (b)  Months 49 through 60 (11/01/96 - 10/31/97).........$2,501.39 per month

                   (2) Existing Property First Extension Term

     (a)  Months 1 through 12 (11/01/97 - 10/31/98)..........$2,222.46 per month
     (b)  Months 13 through 24 (11/01/98 - 10/31/99).........$2,333.58 per month
     (c)  Months 25 through 36 (11/01/99 - 10/31/00).........$2,450.26 per month
     (d)  Month 37 (11/01/00) through Total Property
          Scheduled Expiration Date..........................$2,572.77 per month

                                       7.
                               OPERATING EXPENSES

A. Tenant hereby acknowledges its continuing obligation to pay Landlord Operating Expenses with respect to the lease of the Existing Property during the period of the Existing Property Original Lease Term remaining following the date of this First Amendment, in the amounts as set forth and provided for in Exhibit "B" of the Lease.

B. Tenant further hereby agrees to pay Landlord, and Landlord hereby agrees to accept as monthly Operating Expenses for the lease of the Expansion Property during the period

                                                      Initials  /s/
                                                               -----------------
                                                                /s/
                                       4                       -----------------
of the Expansion Property Lease Term, the following amounts for the months of the Expansion property Lease Term hereafter indicated: TWO THOUSAND FORTH-THREE AND 17/100THS DOLLARS ($2,043.17) per month during each of the first twelve
(12) months of the Expansion Property Lease Term (months 1 through 12); then
TWO THOUSAND ONE HUNDRED FORTH-FIVE AND 33/100THS DOLLARS ($2,145.33) per month during each of the next twelve (12) months of the Expansion Property Lease Term (months 13 through 24); then TWO THOUSAND TWO HUNDRED FIFTY-TWO AND 60/100THS DOLLARS ($2,252.60) per month during each of the next twelve (12) months of the Expansion Property Lease Term (months 25 through 36); then TWO THOUSAND THREE HUNDRED SIXTY-FIVE AND 23/100THS DOLLARS ($2,365.23) per month during each of the next twelve (12) months of the Expansion Property Lease Term (months 37 through 48); and then TWO THOUSAND FOUR HUNDRED EIGHTY-THREE AND 49/100THS DOLLARS ($2,483.49) per month during each of the final twelve (12) months of the Expansion Property Lease Term (months 49 through 60).

C. Tenant further hereby agrees to pay Landlord and Landlord hereby agrees to accept as monthly Operating Expenses for the Lease of the Existing Property during the period of the Existing Property First Extension Term, the following amounts for the months of the Existing Property First Extension Term hereafter indicated: ONE THOUSAND ONE HUNDRED ELEVEN AND 23/100THS DOLLARS ($1,111.23) per month during each of the first twelve (12) months of the Existing Property First Extension Term (months 1 through 12); then ONE THOUSAND ONE HUNDRED SIXTY-SIX AND 79/100THS DOLLARS ($1,166.79) per month during each of the next twelve (12) months of the Existing Property First Extension Term (months 13 through 24); then ONE THOUSAND TWO HUNDRED TWENTY-FIVE AND 13/100THS DOLLARS ($1,225.13) per month during each of the next twelve (12) months of the Existing Property First Extension Term (months 25 through 36); and then ONE THOUSAND TWO HUNDRED EIGHT-SIX AND 39/100THS DOLLARS ($1,286.38) per month during each of the final months of the Existing Property First Extension Term (months 37 through the Total Property Scheduled Expiration Date; the number of such months to be hereafter ascertained).

                                      8.
                    SCHEDULE OF OPERATING EXPENSE PAYMENTS

A. The above-referenced payments of monthly Operating Expenses with respect to the lease of the Expansion Property during the period of the Expansion Property Lease Term, exclusive of any applicable Florida sales, rental or use taxes as set forth hereinbelow, are summarized in the following schedule for convenience:

                              Expansion Property

                         Expansion Property Lease Term

         (a)     Months  1 through 12 ........... $2,043.17 per month
         (b)     Months 13 through 24 ........... $2,145.33 per month
         (c)     Months 25 through 36 ........... $2,252.60 per month
         (e)     Months 37 through 48 ........... $2,365.23 per month
         (f)     Months 49 through 60 ........... $2,483.49 per month

B. The above-referenced payments of monthly Operating Expenses with respect to the lease of the Existing Property during the remaining period of the Existing Property Original Lease Term and during the period of the Existing Property First Extension Term, exclusive of any applicable Florida sales, rental or use taxes as set forth hereinbelow, are summarized in the following schedule for convenience:

                                                 Initials: /s/
                                                           ---------------------
                                                           /s/
                                                           ---------------------

                               Existing Property

                   (1) Original Lease Term (Remaining Period)

(a)       Months 42 through 48 (04/01/96 - 10/31/96)................ $1,167.63 per month
(b)       Months 49 through 60 (11/01/96 - 10/31/97)................ $1,226.01 per month

                   (2) Existing Property First Extension Term

(a)       Months 1 through 12 (11/01/97 - 10/31/98)................. $1,111.23 per month
(b)       Months 13 through 24 (11/01/98 - 10/31/99)................ $1,166.79 per month
(c)       Months 25 through 36 (11/01/99 - 10/31/00)................ $1,225.13 per month
(d)       Month 37 (11/01/00) through Total Property
          Scheduled Expiration Date................................. $1,286.39 per month

                                       9.
                              SALES AND RENTAL TAX

     Tenant hereby agrees to pay to Landlord and be liable for any amount of sales, rental, and use taxes or other similar taxes, if any, which may be levied or imposed upon the payment by Tenant of rent or any other charges or consideration hereunder or under the Lease by any applicable state, county or municipal government or authority, or by any department or agency thereof, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of the Lease, as modified and amended by this First Amendment. Any such payments shall be paid concurrently with and shall be in addition to the payment of the rent or other charges or consideration upon which the tax is based as set forth above. In this regard, the parties hereto hereby stipulate, acknowledge and agree that rental payments in the county in which the Property is located are subject to a six percent (6%) sales tax as of the date of this Agreement, and that such tax is expressly applicable to the payment of Base Rent, Operating Expenses and other charges or amounts payable under the terms of the Lease, as amended and modified by this First Amendment.

                                      10.
                                  ADVANCE RENT

     Upon execution of the Lease, Tenant shall pay to Landlord the sum of FOUR THOUSAND FOUR HUNDRED NINETY-EIGHT AND 11/100THS DOLLARS ($4,498.11) (hereinafter referred to as the "Advance Rent"), such amount representing payment of Base Rent and Operating Expenses with respect to the lease of the Expansion Property for the first (1st) month of the Expansion Property Lease Term, and such amount being computed after application of the applicable six percent (6.0%) Florida sales tax as set forth hereinabove (hereinafter referred to as the "Advance Rent"). Notwithstanding anything contained in the Lease or in this First Amendment to the contrary, if the first day of the Expansion Property Lease Term falls on a day other than the first day of a month, then Base Rent and Operating Expenses with respect to such first partial month shall be prorated in the manner provided for hereinbelow and a portion of the Advance Rent equal to such prorated amount shall be applied and credited toward the rent due for such first partial month. The amount of the Advance Rent paid by Tenant which is in excess of such prorated amount for such first partial month of the Expansion Property Lease Term shall be applied and credited against Base Rent and Operating Expenses due for the first full calendar month of the Expansion Property Lease Term, and on the first day of such first full calendar month of the Expansion Property Lease Term, Tenant shall be required to pay Landlord the balance of any uncredited amounts of Base Rent and Operating Expenses which are due and payable hereunder with respect to such month. In this regard, the Advance Rent shall be initially payable to "CB Commercial Real Estate Group, Inc." (hereinafter referred to as the "Broker"), and the Broker shall be and hereby is authorized and instructed to hold such amount in its escrow account until delivery of such amount to

                                              Initials: /s/
                                                        ------------------------
                                                        /s/
                                                        ------------------------

Landlord's property manager pursuant to the leasing agreement between Landlord and the Broker.

                                      11.
                                    PAYMENT

     All amounts of rent and other charges hereunder are to be payable in lawful money of the United States in advance on the first day of each month or partial month during the Existing Property Original Lease Term, the Expansion Property Lease Term and the Existing Property First Extension Lease Term, as applicable, beginning with the first month or partial month of each such period, without offset, deduction, prior notice or demand. The amount of rent or other charges which is payable for any period which is for less than one (1) month shall be equal to a prorated portion of the monthly installment provided for herein, based upon a thirty (30) day month. Notwithstanding anything contained in the Lease to the contrary, and until receipt of written notice from Landlord specifying a different address for payment, all amounts payable by Tenant pursuant to the terms and provisions of the Lease, as amended and modified by this First Amendment, shall be made payable to "Westmark" and shall be addressed and delivered to Landlord at the following address:

          c/o Westmark/CBIF VI/Commerce Center
          P.O. Box 905701
          Charlotte, North Carolina 28290-5701

                                      12.
                                SECURITY DEPOSIT

     Landlord hereby acknowledges that it currently remains in possession of a security deposit in the amount of TWO THOUSAND TWO HUNDRED TWENTY-TWO AND 46/100TH DOLLARS ($2,222.46) (hereinafter referred to as the "Security Deposit"), and the parties hereto hereby agree that Landlord shall continue to hold and apply such Security Deposit during the respective periods of the Existing Property Original Lease Term, the Expansion Property Lease Term and the Existing Property First Extension Term in accordance with all of the terms and provisions of the Lease relating thereto, in order to insure the faithful payment and performance of all of Tenant's duties and responsibilities under the terms and provisions of the Lease, as amended and modified by this First Amendment. No additional amount of security deposit, however, shall be payable by Tenant solely as the result of the expansion of the total leasehold space leased by Tenant to include the Expansion Property, as provided for herein.

                                      13.
                            LANDLORD'S IMPROVEMENTS

A. Landlord hereby agrees, at Landlord's sole cost and expense, to make the following improvements to the Expansion Property: (i) to install one 12' wide x 13'8" high rollup door within the first door space west of the meter room; (ii) to install ten 8' strip light fixtures within the warehouse area of the Expansion Property; (iii) to install carpet within the existing production area of the Expansion Property utilizing a color and quality of carpet to selected by Tenant from Landlord's samples; and (iv) to paint the interior walls of the existing production area of the Expansion Property utilizing a color of paint to be selected by Tenant from Landlord's samples.

B. Landlord hereby further agrees, at Landlord's sole cost and expense, prior to the Existing Property Scheduled Expiration Date, to repaint the interior painted walls of the office area of the Existing Property utilizing a color of paint to be selected by Tenant from Landlord's samples.


                                         Initials: /s/
                                                   -----------------------------
                                                   /s/
                                                   -----------------------------

C. Landlord hereby further represents, warrants and agrees that the heating, ventilation, air conditioning, plumbing and electrical systems and equipment serving the Expansion Property shall be in good working order, condition and repair upon the commencement of the Expansion Property Lease Term.

D. All of the foregoing improvements to the Expansion Property and the Existing Property shall be referred to collectively as the "Landlord's Improvements". The Landlord's Improvements shall be made, except as otherwise specifically agreed, in accordance with Landlord's usual building standards and shall, except as otherwise specifically provided, be constructed and/or installed generally at such costs, in such manner and utilizing such quality of materials and workmanship as Landlord shall deem to be commercially reasonable its sole and absolute discretion with regard to leasehold space of similar size, type, location and use in the Fort Lauderdale, Florida area. The Landlord agrees to complete the Landlord's Improvements as soon as reasonably practicable following the execution and delivery of this First Amendment, except as otherwise herein expressly provided.

E. Tenant hereby acknowledges that it currently remains in possession of the Existing Property pursuant to the terms and provisions of the Lease, and except for the Landlord's Improvements as hereinabove described, Landlord is hereby relieved of and released from any duty or obligation to make any other repairs, improvements or alterations to either the Existing Property or the Expansion Property prior to or following the Expansion Effective Date, except to the extent Landlord may be otherwise required to make repairs under the express terms and provisions of the Lease. Furthermore, except for the construction of the Landlord's Improvements as described hereinabove, Tenant hereby accepts the Total Property on an "as-is" basis and in its condition as of the date of this First Amendment, subject to all matters of record, laws, ordinances, governmental regulations and orders pertaining to or affecting the Total Property or the occupancy or operation thereof by Tenant. Tenant hereby further acknowledges that Landlord has made no representation as to the condition of the Total Property or as to the suitability of the Total Property for Tenant's intended use, except as may be otherwise set forth in the Lease, as amended and modified by this First Amendment.


                                      14.
                               NOTICE TO LANDLORD

     Notwithstanding anything contained in the Lease or in this First Amendment to the contrary, and until receipt of written notice from Landlord specifying a different address for notice, all notices and other communications required or permitted to be given to Landlord pursuant to the terms of the Lease, as amended and modified by this First Amendment, shall be sent and given pursuant to the provisions of Section 13.07 of the Lease, and shall be delivered to Landlord at the following addresses:

                         CB Institutional Fund VI
                         c/o Westmark Realty Advisors
                         865 South Figueroa Street
                         Thirty-Fifty Floor
                         Los Angeles, California 90017

                         With an additional copy to:

                         The Farbman Group
                         5229 N.W. 33rd Avenue
                         Fort Lauderdale, Florida 33309

                                                               Initials: /s/
                                                                        --------
                                                                         /s/
                                                                        --------

                                      15.
                        BROKERS AND BROKERAGE COMMISSION

     Landlord and Tenant hereby represent and warrant that they have been jointly represented for brokerage services with regard to this transaction by CB COMMERCIAL REAL ESTATE GROUP, INC. (such party being previously herein identified as the "Broker"). Landlord hereby agrees that Landlord shall be fully and solely liable for the payment of any applicable real estate commission which is payable to the Broker in connection with the extension of the Lease Term as set forth in this Agreement. Landlord shall not, however, be liable for any other brokerage fee or commission alleged to be due and payable to any other person or party claiming any other brokerage fee or commission in connection with this lease extension transaction, which other party claims it is due a commission or fee based upon a course of business or dealings with Tenant, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, expenses and damages incurred by Landlord as the result of or otherwise arising in connection with any such claim or action by any such other person or party.

                                      16.
                                    PARKING

     Notwithstanding anything contained in the Lease to the contrary, Landlord hereby agrees that Tenant shall be permitted to parallel park in front of the Expansion Property on the north side of the building in which the Total Property is located at all times during the Expansion Property Lease Term.

                                      17.
                           RATIFICATION OF THE LEASE

     Landlord and Tenant hereby reaffirm, ratify, acknowledge and approve all of their obligations as set forth in the Lease, and hereby agree to perform, comply with and abide by each and every one of the covenants, agreements, conditions, stipulations, terms, and provisions contained therein during the remaining period of the Existing Property Original Lease Term and during the periods of the Expansion Property Lease Term and the Existing Property First Extension Term, to the extent they are not inconsistent or in conflict with this First Amendment. Moreover, except as otherwise specifically set forth in this First Amendment, nothing contained herein shall invalidate, impair or release any covenant, condition, agreement or stipulation contained in the Lease, and Landlord and Tenant hereby agree, acknowledge and confirm that, except as otherwise hereinabove expressly provided, all of the terms, provisions, conditions and obligations contained in the Lease are and shall be incorporated herein by specific reference thereto and shall hereinafter be and remain in full force and effect, and that all such terms, provisions, conditions and obligations shall be and hereby are made expressly applicable to the lease of the Total Property as herein provided.


                                      18.
                        CONSTRUCTION OF FIRST AMENDMENT

     In the event of any inconsistency or conflict between the terms and provisions of this First Amendment and the terms and provisions of the Lease, the terms and provisions of this First Amendment shall be controlling and shall supersede and prevail over any such inconsistent or conflicting terms or provisions of the Lease. The terms used in this First Amendment shall have the same meaning and definition as set forth in the Lease, except as may be otherwise hereinabove expressly provided. Landlord and Tenant hereby stipulate, acknowledge and agree that all representations and recitals contained in this First Amendment are true, correct, accurate and complete as of the date hereof. Upon execution hereof, this First Amendment shall be incorporated into, shall become a part of and shall be annexed to the Lease, and thereafter, all references to the "Lease" contained

                                                 Initials: /s/
                                                           ---------------------
                                                           /s/
                                                           ---------------------
in the Lease shall be deemed to refer to the Lease as modified and amended by this First Amendment.

     IN WITNESS WHEREOF, the undersigned parties have caused this First Amendment to be executed under seal on the day and year set forth opposite their respective signatures.

                                              LANDLORD:

                                              CB INSTITUTIONAL FUND, VI,
                                              a California limited partnership

Date:   April 11, 1996
     -----------------------                  By:   CB COMMERCIAL REAL
                                                    ESTATE GROUP, INC., a
Signed, sealed and acknowledged                     Delaware corporation
in the presence of:                                 Its: Sole general partner

Witnesses:                                          By: /s/
                                                       -----------------------
----------------------------                           Its: Authorized Signatory

----------------------------                        By: /s/
                                                       -----------------------
                                                       Its: Authorized Signatory

                                              TENANT:
Date:
     -----------------------                  PARK N' VIEW, INC.
                                              a Delaware corporation
Signed, sealed and acknowledged
in the presence of:                           By: /s/
                                                 -----------------------
Witnesses:                                      Its: President

----------------------------                  Attest: /s/
                                                 -----------------------
----------------------------                     Its:
                                                    [CORPORATE SEAL]

                                  EXHIBIT "A"
                                   SITE PLAN
                     (EXISTING PROPERTY INDICATED IN DARK)
                 (EXPANSION PROPERTY INDICATED IN CROSS-HATCH)
                       TWO PROSPECT PARK BUSINESS CENTER


                                     [MAP]

                               ADDENDUM TO LEASE

                          DATED MARCH 29, 1996 BETWEEN

                            CB INSTITUTIONAL FUND VI

                                      AND

                         PARK N' VIEW, INC., AS  TENANT

             ADDENDUM DESIGNATING COMMENCEMENT AND EXPIRATION DATE


THIS AGREEMENT made and entered into as of the 30th day of March, 1996, by and between CB INSTITUTIONAL FUND VI, as Landlord (hereinafter "Landlord"), and PARK N' VIEW, INC., as Tenant (hereinafter "Tenant").

WHEREAS, Landlord and Tenant entered into a lease dated as of March 29, 1996 (the "Lease") for certain space in the premises located at Fort Lauderdale Commerce Center, Building 10, 3405 N.W. 55th Street, Ft. Lauderdale, FL 33309; and

WHEREAS, the provisions of said Lease relating to commencement of the term thereof provided for a change in the Commencement Date in the event the Lease Premises were not ready of on the date set forth in the Lease; and

WHEREAS, the Leased Premises were ready for occupancy on June 1, 1996 and Landlord and Tenant now desire to set forth in this instrument the exact commencement and expiration dates of the Term of said Lease;


                                  WITNESSETH:

NOW THEREFORE, pursuant to the provisions of said Lease relating to commencement of the term thereof, Landlord and Tenant, for themselves, their heirs, successors and assigns, intending to be legally bound hereby, agree and stipulate that the original Term of said Lease commenced June 1, 1996 and will expire May 31, 2001 unless sooner terminated as in said Lease provided. Except as otherwise set forth herein, all other dates and terms shall remain as set forth in said Lease.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as an addendum to said Lease for the purpose set forth above, as of the day and year first above written.

WITNESSES:                              LANDLORD:

------------------------------          CB INSTITUTIONAL FUND VI, a California
                                        Limited Partnership

------------------------------          By: CB COMMERCIAL REAL ESTATE GROUP,
                                        INC., a Delaware Corporation

                                        By:    /s/
                                             ----------------------------------

                                        Its:
                                             ----------------------------------

                                        By:
                                             ----------------------------------

                                        Its:
                                             ----------------------------------


WITNESSES:                              TENANT:

                                        PARK N' VIEW, INC.


  /s/ Teresa Glick                      By:    /s/
------------------------------               ----------------------------------

                                        Its:            VP OPS
------------------------------               ----------------------------------

                             ESTOPPEL CERTIFICATE

The undersigned, CB INSTITUTIONAL FUND VI ("Landlord") whose mailing address is c/o The Farbman Group, 5229 N.W. 33rd Avenue, Ft. Lauderdale, FL 33309 and PARK N'VIEW, INC. ("Tenant") whose mailing address is 3403 N.W. 55th Street, Ft. Lauderdale, FL 33309, hereby certify as follows:

     1. Attached hereto is a true, correct and complete copy of that certain First Amendment to Industrial Real Estate Lease dated March 29, 1996 (the "Lease"), which premises (the "Premises") located at 3405 N.W. 55th Street, Bldg. 10. The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in paragraph 4 below.

     2.     The term of the Lease commences on June 1, 1996.

     3.     The term of the Lease expires on May 31, 2001.

     4.     The Lease has: (Initial One)

            [ ] not been amended, modified, supplemented, extended renewed or assigned.

            [X] been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto: Addendum Designating Commencement and Expiration Date dated May 30, 1996.

     5.     Tenant has accepted and is now in possession of the Premises.

     6.     The amount of fixed monthly rent is presently $2,200.33.

     7. The amount of security deposit (if any) paid by Tenant is $2,222.46 currently on deposit. No other security deposits have been paid by Tenant.

     8. Tenant is paying all rentals required under the Lease, which have been paid in full as of the date hereof. No rent becoming due under the lease has been paid more than thirty (30) days in advance of its due date.

     9. All construction work required to be performed under the Lease has been completed and has been accepted by Tenant.

10. There are no defaults on the part of the Landlord or Tenant under the Lease.

11. Tenant has no defense to is obligations under the Lease and claims no right of set-off and has no counterclaim against Landlord.

12. Tenant has no right of any concession (rental or otherwise) or similar compensation in connection with its lease of the Premises, except as provided in the Lease.



     All provisions of the Lease and amendments thereto (if any) referred to above are hereby ratified by Landlord and Tenant.


     Dated:
            -----------------------



                                                           TENANT

                                             By:     PARK N VIEW, INC.
                                                    --------------------------

                                             Title:  VP OPS.
                                                    --------------------------

                                             By:
                                                    --------------------------


                                             Title:
                                                    --------------------------

                               ADDENDUM TO LEASE

                          DATED MARCH 29, 1996 BETWEEN

                            CB INSTITUTIONAL FUND VI

                                      AND

                         PARK N' VIEW, INC., AS TENANT

             ADDENDUM DESIGNATING COMMENCEMENT AND EXPIRATION DATE

THIS AGREEMENT made and entered into as of the 20th day of June, 1996, by and between CB INSTITUTIONAL FUND VI, as Landlord (hereinafter "Landlord"), and PARK N' VIEW, INC., as Tenant (hereinafter "Tenant").

WHEREAS, Landlord and Tenant entered into a lease dated as of March 29, 1996 (the "Lease") for certain space in the premises located at Fort Lauderdale Commerce Center, Building 10, 3405 N.W. 55th Street, Ft. Lauderdale, FL 33309; and

WHEREAS, the provisions of said Lease relating to commencement of the term thereof provided for a change in the Commencement Date in the event the Lease Premises were not ready of on the date set forth in the Lease; and

WHEREAS, the Leased Premises were ready for occupancy on July 1, 1996 and Landlord and Tenant now desire to set forth in this instrument the exact commencement and expiration dates of the Term of said Lease;


                              W I T N E S S E T H:

NOW THEREFORE, pursuant to the provisions of said Lease relating to commencement of the term thereof, Landlord and Tenant, for themselves, their heirs, successors and assigns, intending to be legally bound hereby, agree and stipulate that the original Term of said Lease commenced July 1, 1996 and will expire June 30, 2001 unless sooner terminated as in said Lease provided. Except as otherwise set forth herein, all other dates and terms shall remain as set forth in said Lease.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as an addendum to said Lease for the purpose set forth above, as of the day and year first above written.

WITNESSES:                               LANDLORD:


----------------------                   CB INSTITUTIONAL FUND VI, a California
                                         Limited Partnership

----------------------                   By: CB COMMERCIAL REAL ESTATE GROUP,
                                         INC., a Delaware Corporation


                                         By: /s/
                                             ----------------------------------

                                         Its:
                                             ----------------------------------

                                         By:
                                             ----------------------------------

                                         Its:
                                             ----------------------------------


WITNESSES:                               TENANT:


                                         PARK N' VIEW, INC.

/s/ Teresa Geick                         By: /s/
----------------------                       ----------------------------------

                                         Its: VP OPS.
----------------------                       ----------------------------------

                              ESTOPPEL CERTIFICATE


The undersigned, CB INSTITUTIONAL FUND VI ("Landlord") whose mailing address is c/o The Farbman Group, 5229 N.W. 33rd Avenue, Ft. Lauderdale, FL 33309 and PARK N' VIEW, INC. ("Tenant") whose mailing address is 3403 N.W. 55th Street, Ft. Lauderdale, FL 33309, hereby certify as follows:

     1. Attached hereto is a true, correct and complete copy of that certain First Amendment to Industrial Real Estate Lease dated March 29, 1996 (the "Lease"), which premises (the "Premises") located at 3405 N.W. 55th Street, Bldg. 10. The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in paragraph 4 below.

     2.   The term of the Lease commences on July 1, 1996.

     3.   The term of the Lease expires on June 30, 2001.

     4.   The Lease has: (Initial One)

          [ ] not been amended, modified, supplemented, extended renewed or assigned.

          [X] been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto: Addendum Designating Commencement and Expiration Date dated June 20, 1996.

     5.   Tenant has accepted and is now in possession of the Premises.

     6.   The amount of fixed monthly rent is presently $2,200.33.

     7. The amount of security deposit (if any) paid by Tenant is $2,222.46 currently on deposit. No other security deposits have been paid by Tenant.

     8. Tenant is paying all rentals required under the Lease, which have been paid in full as of the date hereof. No rent becoming due under the lease has been paid more than thirty (30) days in advance of its due date.

     9. All construction work required to be performed under the Lease has been completed and has been accepted by Tenant.

10. There are no defaults on the part of the Landlord or Tenant under the Lease.

11. Tenant has no defense to its obligations under the Lease and claims no right of set-off and has no counterclaim against Landlord.

12. Tenant has no right of any concession (rental or otherwise) or similar compensation in connection with its lease of the Premises, except as provided in the Lease.

     All provisions of the Lease and amendments thereto (if any) referred to above are hereby ratified by Landlord and Tenant.

     Dated:
           --------------


                                                                  TENANT

                                                   By:      PARK'N VIEW, INC.
                                                          ---------------------
                                                   Title:   VP OPS
                                                          ---------------------
                                                   By:
                                                          ---------------------
                                                   Title:
                                                          ---------------------

                SECOND AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE
                               PARK N' VIEW, INC.

     THIS SECOND AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE (hereinafter referred to as this "Second Amendment") dated April 5, 1996 (for identification purposes only), is made and entered into on the day and year last below written by and between CB INSTITUTIONAL FUND VI, a California Limited Partnership (hereinafter referred to as the "Landlord"), and PARK N' VIEW, INC., a Delaware corporation lawfully qualified to transact business within the State of Florida (hereinafter referred to as the "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and ARDEN TECHNOLOGIES, INC., a Florida corporation (hereinafter referred to as the "Assignor"), entered into that certain Industrial Real Estate Lease dated July 20, 1992 (hereinafter referred to as the "Lease"); and

     WHEREAS, Landlord, Tenant and Assignor entered into that certain Assignment of Lease dated October 16, 1995 (hereinafter referred to as the "Assignment Agreement"), which, by its terms, provides for the assignment of all of Assignor's right, title and interest in the Lease to Tenant; and

     WHEREAS, Landlord and Tenant entered into that certain First Amendment to Industrial Real Estate Lease dated March 29, 1996 (hereinafter referred to as the "First Amendment"); and

     WHEREAS, the Lease, the Assignment Agreement and the First Amendment shall be hereinafter referred to collectively as the "Lease Documents"; and

     WHEREAS, pursuant to the terms and provisions of the Lease, as assigned pursuant to the Assignment Agreement, Tenant is currently leasing and occupying approximately 4,103 rentable square feet of space located in and being commonly known and identified as Building 10, all of Bays G, H, and I, and a portion of Bay F, Two Prospect Park Business Center, within the Fort Lauderdale Commerce Center, 3403 N.W. 55th Street, Fort Lauderdale, Florida 33309 (hereinafter referred to as the "Existing Property"); and

     WHEREAS, pursuant to the terms and provisions of the First Amendment, Landlord and Tenant have agreed to expand the total leasehold space of Tenant so that Tenant leases from Landlord an additional 7,544 rentable square feet of space located in and being commonly known and identified as Building 10, all of Bays A, B, C, D and E and a portion of Bay F, Two Prospect Park Business Center, within the Fort Lauderdale Commerce Center, 3405 N.W. 55th Street, Fort Lauderdale, Florida 33309 (hereinafter referred to as the "Expansion Property"); and

     WHEREAS, the Existing Property and the Expansion Property shall be hereinafter referred to collectively as the "Total Property"; and

     WHEREAS, prior to the completion of the Landlord's Improvements to the Expansion Property (as defined and described in the First Amendment), Tenant is desirous of making use of that certain warehouse space located in and being commonly known and identified as Building 9, Bay C, Two Prospect Park Business Center, 3427 N.W. 55th Street, Fort Lauderdale, Florida 33309, consisting of approximately 902 square feet (hereinafter referred to as the "Temporary Warehouse Space"), said Temporary Warehouse Space being further shown and identified on Exhibit "A", which is attached hereto and incorporated herein by specific reference thereto; and

     WHEREAS, Landlord and Tenant are desirous of entering into this Second Amendment for the purpose of formalizing and memorializing the foregoing intentions of the parties regarding the temporary use and occupancy by Tenant of the Temporary Warehouse Space, and for the purpose of setting forth additional terms and provisions relating thereto.

                                                             Initials:  /s/
                                                                       ---------
                                                                        /s/
                                                                       ---------
the temporary use and occupancy by Tenant of the Temporary Warehouse Space, and for the purpose of setting forth additional terms and provisions relating thereto.

     NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100THS DOLLARS ($10.00), the mutual covenants and premises herein contained and other good and valuable consideration in hand received by each party from the other, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

                                       1.

                 AGREEMENT FOR USE OF TEMPORARY WAREHOUSE SPACE

     Landlord hereby agrees to allow Tenant to use and occupy the Temporary Warehouse Space, subject to all of the terms and conditions of the Lease Documents and of this Second Amendment. Landlord shall deliver possession of the Temporary Warehouse Space to Tenant promptly following the execution of this Second Amendment by both Landlord and Tenant. Tenant hereby acknowledges that Landlord is permitting Tenant to use and occupy the Temporary Warehouse Space merely as an accommodation to Tenant in order to allow Tenant to commence its operations promptly once the Landlord's Improvements with respect to the Expansion Property have been completed and so as to effect on orderly transition by Tenant to the occupancy of the Expansion Property. Such use and occupancy of the Temporary Warehouse Space will continue, however, only until the date upon which such Landlord's Improvements to the Expansion Property are substantially completed and possession of the Expansion Property is tendered to Tenant (hereinafter referred to as the "Expansion Effective Date").

                                       2.

                     TEMPORARY WAREHOUSE SPACE LEASE TERMS

     Tenant shall use and occupy the Temporary Warehouse Space on a month-to-month basis (hereinafter referred to as the "Temporary Space Lease"). In this regard, Landlord and Tenant hereby covenant and agree that the Temporary Space Lease Term shall commence immediately upon the Effective Date (as such term is hereinafter defined) of this Second Amendment. Unless earlier terminated as set forth hereinbelow, the Temporary Space Lease Term shall end and terminate without further notice from Landlord upon the Expansion Effective Date. Landlord and Tenant hereby further agree that the Temporary Space Lease Term may be terminated by either Landlord or Tenant at any time following the Effective Date of this Second Amendment, and for any reason whatsoever, upon first providing the other such party with at least fifteen (15) days prior written notice (hereinafter referred to as the "Termination Notice") of the terminating party's intention to terminate the Temporary Space Lease Term, and Landlord and Tenant hereby expressly waive any provision of applicable law which would otherwise require a longer period of notice prior to the termination of a month-to-month tenancy. Such Termination Notice shall expressly designate and set forth the date upon which the Temporary Space Lease Term is to terminate. Upon the termination or expiration of the Temporary Space Lease Term, whether upon the Expansion Effective Date or upon earlier delivery by Landlord or Tenant of the Termination Notice, Tenant hereby agrees to vacate the Temporary Warehouse Space, to remove all of its property therefrom and to relinquish all rights to possession thereof not later than by the date upon which the Temporary Space Lease Term so terminates.


                                       3.

                                      RENT

     Landlord hereby expressly agrees that Tenant shall use and occupy the Temporary Warehouse Space rent free during the period of the Temporary Space Lease Term, and that no amounts of Base Rent, Operating Expenses or other amounts of Additional Rent (as such terms
                                                  Initials: /s/
                                                            -----------------

                                                            /s/
                                                            -----------------
are used and defined in the Lease Documents) shall be due and payable by Tenant during such period. However, Tenant shall be solely liable and responsible for all costs of electrical consumption and other utility charges incurred in connection with Tenant's use and occupancy of the Temporary Warehouse Space. In the event that Tenant holds over in the Temporary Warehouse Space following any termination of the Temporary Space Lease Term as set forth hereinabove, Tenant hereby agrees that such continued occupancy shall be deemed to be a tenancy at sufferance. Tenant further agrees, in the event of any such holdover, to pay Landlord Base Rent at the then fair rental value of the Temporary Warehouse Space, as determined by Landlord in its sole reasonable discretion, and to pay Landlord Additional Rent with respect to the Temporary Warehouse Space at the rate per square foot then being charged to other tenants of the project within which the Temporary Warehouse Space is located (hereinafter referred to as the "Project").

                                      4.
                               USE AND OCCUPANCY

     Tenant shall use and occupy the Temporary Warehouse Space solely and exclusively for the storage and warehousing of Tenant's equipment, supplies and inventory and for no other uses or purposes whatsoever. Tenant shall not commit, or suffer to be committed, any annoyance, waste, nuisance, act or thing against public policy, or which may disturb the quiet enjoyment of Landlord or any other tenant or occupant of the Project. Tenant agrees not to deface or damage the Temporary Warehouse Space in any manner whatsoever, and upon the termination of the Temporary Space Lease Term, to return and deliver possession of the Temporary Warehouse Space to Landlord in the same condition as of the Effective Date of this Second Amendment. If Tenant fails to return the Temporary Warehouse Space to Landlord in such condition, Tenant shall promptly reimburse Landlord for any costs and expenses which may be incurred by Landlord in repairing or restoring the Temporary Warehouse Space. Tenant further agrees to comply with and abide by any and all rules and regulations applicable to the Project which may be promulgated by Landlord from time to time. Tenant shall not make any alterations, modifications or repairs to the Temporary Warehouse Space without first obtaining the prior written consent of Landlord. Tenant hereby accepts possession of the Temporary Warehouse Space on an as-is basis and in its condition as of the Effective Date of this Second Amendment. Furthermore, Landlord is hereby expressly relieved of and released from any duty or obligation to make any alterations, modifications or repairs to the Temporary Warehouse Space prior to or following the Effective Date of this Second Amendment. Tenant hereby acknowledges that Landlord has otherwise made no representations as to the condition of the Temporary Warehouse Space or as to the suitability of the Temporary Warehouse Space for Tenant's intended use.


                                      5.
                    MARKETING OF TEMPORARY WAREHOUSE SPACE

     Tenant hereby expressly acknowledges and agrees that Landlord and its agents shall have the right to show and market the Temporary Warehouse Space to prospective tenants and other applicable parties at any and all times during the Temporary Space Lease Term, and that Landlord and its employees, representatives and agents may enter the Temporary Warehouse Space at all reasonable times during the Temporary Space Lease Term in connection with said marketing efforts after first providing Tenant with such advance notification as is reasonably possible.


                                      6.
                        TENANT'S INSURANCE OBLIGATIONS

     Notwithstanding anything contained in this Second Amendment to the contrary, Tenant shall in no event be entitled to occupy any portion of the Temporary Warehouse Space until such time as Tenant has furnished and provided Landlord with evidence of the proper maintenance by


                                                              Initials /s/
                                                                       ---------
                                                                       /s/
                                                                       ---------

Tenant of all amounts of insurance with respect to the Temporary Warehouse Space as Landlord shall reasonably request or require, including specifically, but not limited to, a policy of commercial general liability insurance in the amounts as required pursuant to Section 4.04 of the Lease and naming Landlord as an additional insured thereunder.

                                       7.
                        STATUTORY RADON GAS NOTIFICATION

     It is a requirement of Florida law that the following notification be included in all lease agreements executed within the State of Florida:

     "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

                                       8.
                                 EFFECTIVE DATE

     For all purposes of this Second Amendment, the Effective Date of this Second Amendment shall be deemed to be the date upon which this Second Amendment is executed by both Landlord and Tenant and possession of the Temporary Warehouse Space is tendered to Tenant.

                                       9.
                      RATIFICATION OF THE LEASE DOCUMENTS

     Landlord and Tenant hereby reaffirm, ratify, acknowledge and approve all of their obligations as set forth in the Lease Documents, and hereby agree to perform, comply with and abide by each and every one of the covenants, agreements, conditions, stipulations, terms, and provisions contained therein, to the extent they are not inconsistent or in conflict with this Second Amendment. Moreover, except as otherwise specifically set forth in this Second Amendment, nothing contained herein shall invalidate, impair or release any covenant, condition, agreement or stipulation contained in the Lease Documents, and Landlord and Tenant hereby agree, acknowledge and confirm that, except as otherwise hereinabove expressly provided, all of the terms, provisions, conditions and obligations contained in the Lease Documents are and shall be incorporated herein by specific reference thereto and shall hereinafter be and remain in full force and effect, and that all such terms, provisions, conditions and obligations shall be and hereby are made expressly applicable to the lease of the Temporary Warehouse Space as herein provided.

                                      10.
                        CONSTRUCTION OF SECOND AMENDMENT

     In the event of any inconsistency or conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Lease Documents, the terms and provisions of this Second Amendment shall be controlling and shall supersede and prevail over any such inconsistent or conflicting terms or provisions of the Lease Documents. The terms used in this Second Amendment shall have the same meaning and definition as set forth in the Lease Documents, except as may be otherwise hereinabove expressly provided. Landlord and Tenant hereby stipulate, acknowledge and agree that all representations and recitals contained in this Second Amendment are true, correct, accurate and complete as of the date hereof. Upon execution hereof, this Second Amendment shall be incorporated into, shall become a part of and shall be annexed to the Lease Documents, and thereafter, all references to the "Lease" contained

                                               Initials: /s/
                                                         -----------------------
                                                         /s/
                                                         -----------------------
in the Lease Documents shall be deemed to refer to the Lease Documents as modified and amended by this Second Amendment.

     IN WITNESS WHEREOF, the undersigned parties have caused this Second Amendment to be executed under seal on the day and year set forth opposite their respective signatures.

                                        LANDLORD:

                                        CB INSTITUTIONAL FUND VI,
                                        a California limited partnership

Date: April 11, 1996                    By: CB COMMERCIAL REAL
      -------------------------             ESTATE GROUP, INC.
Signed, sealed and acknowledged             a Delaware corporation
in the presence of:                         Its: Sole general partner

Witnesses:
                                            By: /s/
-------------------------------                -------------------------
                                               Its: Authorized Signatory

                                            By: /s/
                                               -------------------------
-------------------------------                Its: Authorized Signatory


                                        TENANT:

Date:--------------------------         PARK N' VIEW, INC.,
                                        a Delaware corporation

Signed, sealed and acknowledged
in the presence of:                     By: /s/
                                           ------------------------------
                                           Its:
Witnesses:
                                        Attest:--------------------------
-------------------------------                Its:

                                               [CORPORATE SEAL]
-------------------------------







                                                              Initials: /s/
                                                                       --------
                                                                        /s/
                                                                       --------

                                  EXHIBIT "A"
                                   SITE PLAN
             (Temporary Warehouse Space Indicated by Dark Shading)
                       TWO PROSPECT PARK BUSINESS CENTER


                                     [MAP]








                                                     Initials:  /s/
                                                               -----------------

                                                                /s/
                                                               -----------------

                              Assignment of Lease

                     CB Commercial Real Estate Group, Inc.
                            BROKERAGE AND MANAGEMENT
                          LICENSED REAL ESTATE BROKER


 1. This Assignment of Lease, dated October 16, 1995, is made between Arden Technologies, Inc. ("Assignor"), and Park N' View, Inc. ("Assignee"), with respect to that written lease dated July 20, 1992 and any Addendum thereto, 19__, under which CB Institutional Fund IV ("Lessor") leased to Assignor the real property located in the City of Ft. Lauderdale, County of Broward, State of Florida, described as approximately 4,103 sq. ft. of premises known as bldg. 10, all of Bays G, H, I & portion of Bay F, Two Prospect Park Business Center, at the Ft. Lauderdale Commerce Center, 3403 NW 55 St., Ft. Lauderdale, FL 33309. ("Premises") Said lease has been amended by the following amendments_______________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    ___________________________________________________________________________
    said lease and amendments are herein collectively referred to as the "Lease" and are attached hereto as Exhibit "A."

 2. Assignor assigns and transfers to Assignee all of Assignor's right, title, and interest in the Lease, and Assignee accepts the Assignment and assumes and agrees to perform, as a direct obligation to Lessor, all of the obligations of the lessee under the Lease which shall accrue from and after the effective date hereof. This Assignment shall take effect on October 16, 1995, or when Lessor consents to this Assignment (if such consent is required under the Lease), whichever shall last occur (the "Effective Date"), and Assignor shall deliver possession of the Premises to Assignee on such date.

 3. As consideration for this Assignment, Assigns shall pay Assignor the sum of good and valuable consideration _________________ Dollars ($ N/A), which shall be payable as follows pursuant to terms of separate written agreement between Assignor and Assignee

 4. Assignor warrants and represents to Assignee that the Lease has not been amended or modified except as expressly set forth herein, that Assignor is not now and as of the Effective Date will not be in default or breach of any of the provisions of the Lease, and that Assignor has no knowledge of any claim by Lessor that Assignor is in default or breach of any of the provisions of the Lease.

 5. Assignor shall not, by reason of this Assignment, be relieved of liability for the performance of those terms, conditions and provisions of the Lease on its part to be performed, unless the Lease provides otherwise. All charges under the Lease accruing prior to the Effective Date which are due after such date shall be payable by Assignor to Assignee within ten days after delivery to Assignor of a statement thereof. If the Lease provides for payment by the lessee of any charges on the basis of an estimate thereof, then as and when an adjustment between estimated and actual charges is first made after the Effective Date. Assignee shall receive from or pay to Assignor (as the case may be) Assignor's share of such adjustment, prorated on a pardiem basis.

 6. If Assignees defaults in or breaches any of its obligations under the Lease, Assignee shall indemnify and hold Assignor harmless from all damage resulting therefrom. If Assignor cures any default or breach of Assignee, or if Assignor performs any of Assignee's obligations under the Lease in order to prevent Assignee from being in default or breach thereof. Assignee shall immediately reimburse Assignor for all amounts thereby incurred by Assignor. In addition to the foregoing, Assignor shall have the right to exercise any remedy against Assignee that is available by law or contained in the Lease, except for any right of reentry.

 7. Lessor now holds the sum of Two Thousand Two Hundred Twenty-Two Dollars & Forty-six 100ths ($2,222.46) as a security deposit and the sum of N/A Dollars ($_____) as prepaid rent for N/A. Assignor releases all claims to these sums, and said sums shall be held by Lessor for the benefit of Assignee, subject to the provisions of the Lease.

 8. Lessor and Assignee shall have the right to amend, modify, terminate, extend, or renew the Lease without the consent of Assignor, provided however, that no such amendment, modification, termination, extension, or renewal shall increase or alter Assignor's then existing liability or obligations under the Lease, unless Assignor shall have expressly consented thereto. In the event Assignee exercises any right provided by the Lease to expand the Premises or to extend or renew the term of the Lease, Assignor's obligations and liability shall remain as if such right had not been exercised.

 9. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, except as otherwise provided in the Lease.

10. AGENCY DISCLOSURE:

    Assignor and Assignee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC. who represent Lessor and none other, who represents
    N/A.

["CB COMMERCIAL" LOGO]
                              ASSIGNMENT OF LEASE

                      CB COMMERCIAL REAL ESTATE GROUP INC.
                            BROKERAGE AND MANAGEMENT
                          LICENSED REAL ESTATE BROKER

1. This Assignment of Lease, dated October 16, 1995, is made between Arden Technologies, Inc. ("Assignor"), and Park N' View, Inc. ("Assignee"), with respect to that written lease dated July 20, 1992 and any Addendum thereto, 19____, under which CB Institutional Fund IV ("Lessor") leased to Assignor the real property located in the City of Ft. Lauderdale, County of Broward, State of Florida, described as approximately 4,103 sq ft of premises known as bldg 10, all of Bays G, H, I & portion of Bay F, Two Prospect Park Business Center, at the Ft. Lauderdale Commerce Center, 3403 NW 55 St., Ft. Lauderdale, FL 33309, ("Premises). Said lease has been amended by the following amendments_______________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     said lease and amendments are herein collectively referred to as the "Lease" and are attached hereto as Exhibit "A".

2. Assignor assigns and transfers to Assignee all of Assignor's right, title, and interest in the Lease, and Assignee accepts the Assignment and assumes and agrees to perform, as a direct obligation to Lessor, all of the obligations of the leasee under the Lease which shall accrue from and after the effective date hereof. This Assignment shall take effect on October 16, 1995, or when Lessor consents to this Assignment (if such consent is required under the Lease), whichever shall last occur (the "Effective Date"), and Assignor shall deliver possession of the Premises to Assignee on such date.

3. As consideration for this Assignment, Assignee shall pay Assignor the sum of good and valuable consideration Dollars ($ N/A), which shall be payable as follows: pursuant to terms of separate written agreement between Assignor and Assignee.

4. Assignor warrants and represents to Assignee that the Lease has not been amended or modified except as expressly set forth herein, that Assignor is not now and as of the Effective Date will not be in default or breach of any of the provisions of the Lease, and that Assignor has no knowledge of any claim by Lessor that Assignor is in default or breach of any of the provisions of the Lease.

5. Assignor shall not, by reason of this Assignment, be relieved of liability for the performance of those terms, conditions and provisions of the Lease on its part to be performed, unless the Lease provides otherwise. All charges under the Lease accruing prior to the Effective Date which are due after such date shall be payable by Assignor to Assignee within ten days after delivery to Assignor of a statement thereof. If the Lease provides for payment by the leasee of any charges on the basis of an estimate thereof, then as and when an adjustment between estimated and actual charges is first made after the Effective Date, Assignee shall receive from or pay to Assignor (as the case may be) Assignor's share of such adjustment, prorated on a perdiem basis.

6. If Assignee defaults in or breaches any of its obligations under the Lease, Assignee shall indemnify and hold Assignor harmless from all damage resulting therefrom. If Assignor cures any default or breach of Assignee, or if Assignor performs any of Assignee's obligations under the Lease in order to prevent Assignee from being in default or breach thereof, Assignee shall immediately reimburse Assignor for all amounts thereby incurred by Assignor. In addition to the foregoing, Assignor shall have the right to exercise any remedy against Assignee that is available by law or contained in the Lease, except for any right of reentry.

7. Lessor now holds the sum of Two Thousand Two Hundred Twenty-Two & 46/100 Dollars ($2,222.46) as a security deposit and the sum of N/A Dollars ($_______) as prepaid rent for N/A Assignor releases all claims to these sums, and said sums shall be held by Lessor for the benefit of Assignee, subject to the provisions of the Lease.

8. Lessor and Assignee shall have the right to amend, modify, terminate, extend, or renew the Lease without the consent of Assignor, provided however, that no such amendment, modification, termination, extension, or renewal shall increase or alter Assignor's then existing liability or obligations under the Lease, unless Assignor shall have expressly consented thereto. In the event Assignee exercises any right provided by the Lease to expand the Premises or to extend or renew the term of the Lease, Assignor's obligations and liability shall remain as if such right had not been exercised.

9. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, except as otherwise provided in the Lease.

10. AGENCY DISCLOSURE: Assignor and Assignees each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB COMMERCIAL REAL ESTATE GROUP, INC., who represents Lessor and non other, who represents N/A

     In the event that CB COMMERCIAL REAL ESTATE GROUP, INC. represents both Assignor and Assignee, Assignor and Assignee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

11. If Assignor, Assignee, or Broker shall commence an action against the other arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.

12. Upon execution of this Assignment, and consent thereto by Lessor (if such consent is required under the terms of the Lease), Assignor shall pay Broker a real estate brokerage commission in accordance with Assignor's contract with Broker for the assignment of the Lease, if any, and
     otherwise in the amount of      N/A    Dollars ($ N/A   ), for services
                                -----------         ----------
     rendered in effecting this Assignment. Broker is hereby made a third party beneficiary of this Assignment for the purpose of enforcing its right to said commission.

13. THIS ASSIGNMENT SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE LEASE.

14. The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Date:   11/14/95                        Date:    11/14/95
     ---------------------------------       ----------------------------------

Assignor:  Arden Technologies, Inc.     Assignee:   Park 'N View
         -----------------------------           ------------------------------

By:  /s/                                By:  /s/
   -----------------------------------     ------------------------------------

Title:   President                      Title:   President
      --------------------------------        ---------------------------------

By:                                     By:
   -----------------------------------     ------------------------------------

Title:                                  Title:
      --------------------------------        ---------------------------------

Address:  3403 N.W. 55th St.            Address:   3403 N.W. 55th St.
        ------------------------------          -------------------------------

  Ft. Lauderdale, FL 33309                   Ft. Lauderdale, FL 33309
--------------------------------------  ---------------------------------------

Telephone:  305-730-0565                Telephone:   305-730-0565
          ----------------------------            -----------------------------

-------------------------------------------------------------------------------

     CONSULT YOUR ADVISORS -- This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

     In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

-------------------------------------------------------------------------------

                    LESSOR'S CONSENT TO ASSIGNMENT OF LEASE

The undersigned ("Lessor"), lessor under the Lease, hereby consents to the foregoing Assignment without waiver of any restriction in the Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Assignor is not in default or breach of any of the provisions of the Lease, that Lessor holds the prepaid rent and security deposit set forth in Section 7 of the foregoing Assignment. Lessor agrees to send Assignor a copy of any notice of default or breach Lessor sends to or serves on Assignee, at the following address: 3403 NW 55 Street, Ft. Lauderdale, FL
33309 or such other address as may be designated in writing from time to time by Assignor, and agrees that in the event Lessor fails to send a copy of any such notice of default to Assignor, Assignor shall have no liability to Lessor on account of such default or breach. Lessor further agrees that no amendment, modification, termination, extension, or renewal of the Lease entered into by Lessor and Assignee shall be effective to increase or alter Assignor's liability or obligations under the Lease, unless consented to by Assignor, and that in the event Assignee exercises any right provided by the Lease to expand the Premises or to extend or renew the term of the Lease, Assignor's obligations and liability shall remain as if such right had not been exercised.

Date:
     ------------------------------------------
         CB INSTITUTIONAL FUND VI, a California
Lessor:  Limited Partnership
       ----------------------------------------

By:  /s/
   --------------------------------------------

Title:
      -----------------------------------------

By:
   --------------------------------------------

Title:
      -----------------------------------------

Address:  865 South Figueroa Street, 35th Floor
        ---------------------------------------
          Los Angeles, CA 90017-2543
-----------------------------------------------

Telephone:   213-683-4376
          -------------------------------------

                            ANTENNA SPACE AGREEMENT

THIS AGREEMENT (the "Agreement") is made this ______ day of ______________, 1995 by and between CB INSTITUTIONAL FUND VI, a California Limited Partnership (the "Landlord"), having an address at 865 Figueroa Street, 35th Floor, Los Angeles, CA 90017-2543 and Arden Technologies, Inc. a/k/a Park'N View (the "Tenant") having an address at 3403 N.W. 55th Street, Bldg. #10, Ft. Lauderdale, FL 33309.

1. Landlord agrees and had the authority to permit tenant to utilize for purposes provided herein, suitable space (the "Antenna Space") on the building (the "Building") located at 3403 N.W. 55th Street, Bldg. #10, Ft. Lauderdale, Florida 33309 as described in Exhibit A attached hereto, for the duration of the lease.

2. Tenant may install, use and maintain on such Antenna Space equipment (the "Equipment") as described in Exhibit B attached hereto.

3. Landlord agrees that Tenant may run cables (the "Cables") between the Antenna Space and the Tenant's premises in the Building and that all cabling shall be installed so as to comply with all local building codes and Section
5.02 and any other applicable sections of the above-referenced lease agreement.

4. The equipment and Cables shall remain the property of the Tenant or its contractor. At Landlord's request, Tenant shall, at its cost, remove such Equipment and Cables at the expiration or sooner termination of this Agreement and restore Landlord affected facilities to their original condition.

5. Tenant and/or its contractor shall bear all expenses in connection with the installation, use and maintenance of such Equipment and Cables and removal of the Equipment and Cables. Tenant shall indemnify and hold Landlord harmless from and against liability, damages, costs and expense, including reasonable attorneys' fees incurred by Landlord, arising out of Tenant's installation, use, and maintenance of the Equipment and Cables except for liability, damages, costs and expenses caused by Landlord's gross negligence.

6. Tenant shall maintain in force during the term of this Agreement comprehensive liability insurance protecting Landlord against any liability, damage, cost or expenses in connection with the installation, use and maintenance of the Equipment and Cables and shall supply evidence of such insurance once annually.

7. Tenant and its contractors shall comply with all applicable laws, regulations and building codes in connection with the installation, use and maintenance of the Equipment and Cables.

8. Landlord agrees to permit Tenant and its contractors reasonable access to the Antenna Space and other areas of the Building so as to facilitate the installation, use and maintenance and the removal of Equipment and Cables. Tenant agrees not to disturb other tenants of the property in any manner whatsoever during installation, use, maintenance or removal of said Equipment and Cables.

9. This agreement constitutes the entire agreement between the parties relating to its subject matter and may only be modified by an amendment signed by duly authorized representatives of both parties hereto.


TENANT                                 LANDLORD:

ARDEN TECHNOLOGIES, INC.               CB INSTITUTIONAL FUND VI,  a California
                                       Limited Partnership

By: /s/                                By: CB COMMERCIAL REAL ESTATE GROUP,
    ---------------------------            INC., a Delaware Corporation

Its:                                   By:  /s/
    ---------------------------             --------------------------------

                                       Its:
                                            --------------------------------

                                       By:
                                            --------------------------------

                                       Its:
                                            --------------------------------

                            ANTENNA SPACE AGREEMENT

THIS AGREEMENT (the "Agreement") is made this      day of           , 1995 by
and between CB INSTITUTIONAL FUND VI, a California Limited Partnership (the "Landlord"), having an address at 865 Figueroa Street, 35th floor, Los Angeles, CA 90017-2543 and Arden Technologies, Inc. a/k/a Park 'N View (the "Tenant") having an address at 3403 N.W. 55th Street, Bldg. #10, Ft. Lauderdale, FL 33309.

1. Landlord agrees and had the authority to permit tenant to utilize for purposes provided herein, suitable space (the "Antenna Space") on the building (the "Building") located at 3403 N.W. 55th Street, Bldg. #10, Ft. Lauderdale, Florida 33309 as described in Exhibit A attached hereto, for the duration of the lease.

2. Tenant may install, use and maintain on such Antenna Space equipment (the "Equipment") as described in Exhibit B attached hereto.

3. Landlord agrees that Tenant may run cables (the "Cables") between the Antenna Space and the Tenant's premises in the Building and that all cabling shall be installed so as to comply with all local building codes and Section
5.02 and any other applicable sections of the above-referenced lease agreement.

4. The Equipment and Cables shall remain the property of the Tenant or its contractor. At Landlord's request, Tenant shall, at its cost, remove such Equipment and Cables at the expiration or sooner termination of this Agreement and restore Landlord affected facilities to their original condition.

5. Tenant and/or its contractor shall bear all expenses in connection with the installation, use and maintenance of such Equipment and Cables and removal of the Equipment and Cables. Tenant shall indemnify and hold Landlord harmless from and against liability, damages, costs and expenses, including reasonable attorneys' fees incurred by Landlord, arising out of Tenant's installation, use, and maintenance of the Equipment and Cables except for liability, damages, costs and expenses caused by Landlord's gross negligence.

6. Tenant shall maintain in force during the term of this Agreement comprehensive liability insurance protecting Landlord against any liability, damage, cost or expenses in connection with the installation, use and maintenance of the Equipment and Cables and shall supply evidence of such insurance once annually.

7. Tenant and its contractors shall comply with all applicable laws, regulations and building codes in connection with the installation, use and maintenance of the Equipment and Cables.

8. Landlord agrees to permit Tenant and its contractors reasonable access to the Antenna Space and other areas of the Building so as to facilitate the installation, use and maintenance and the removal of Equipment and Cables. Tenant agrees not to disturb other tenants of the property in any manner whatsoever during installation, use, maintenance or removal of said Equipment and Cables.


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
9. This agreement constitutes the entire agreement between the parties relating to its subject matter and may only be modified by an amendment signed by duly authorized representatives of both parties hereto.

TENANT:                          LANDLORD:

PARK 'N VIEW, INC.               CB INSTITUTIONAL FUND VI, a California
                                 Limited Partnership

By:   /s/                        By: CB COMMERCIAL REAL ESTATE GROUP, INC.,
   --------------------------        a Delaware Corporation

Its:  VP ADMIN                   By:   /s/
    -------------------------        -------------------------------------
                                 Its:
                                     -------------------------------------
                                 By:
                                     -------------------------------------
                                 Its:
                                     -------------------------------------



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